UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.  )

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

FORTINET, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
Dear Fortinet Stockholder:
Notice is hereby given that the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) of Fortinet, Inc., a Delaware corporation (“Fortinet,” “we,” “us” or “our”), will be held on Friday, June 19, 2020, at 10:00 a.m. Pacific time, at Fortinet’s principal executive offices located at 899 Kifer Road, Sunnyvale, California 94086, for the following purposes:
1.
To elect the eight directors listed in the accompanying proxy statement to serve for a one-year term expiring at Fortinet’s 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) and until their respective successors have been duly elected and qualified.

2.
To ratify the appointment of Deloitte & Touche LLP as Fortinet’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

3.
An advisory vote to approve named executive officer compensation.

4.
To vote on two stockholder proposals, if properly presented before the meeting.

5.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

We are sensitive to the public health and travel concerns our stockholders may have and recommendations that public health officials may issue in light of the COVID-19 pandemic. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described herein) or may decide to hold the 2020 Annual Meeting in a different location or solely by means of remote communication (i.e. a virtual-only 2020 Annual Meeting). We plan to announce any such updates through a press release and on our Investor Relations website at investor.fortinet.com, and to file the announcement as definitive additional soliciting material on the Securities and Exchange Commission’s (“SEC”) EDGAR website. We encourage you to check our website and the SEC’s EDGAR website prior to the 2020 Annual Meeting if you plan to attend.
The preceding items of business are more fully described in the proxy statement accompanying this notice. Any action on the items of business described above may be considered at the 2020 Annual Meeting at the time and on the date specified above or at any time and date to which the 2020 Annual Meeting may be properly adjourned or postponed. Only stockholders of record at the close of business on April 24, 2020 are entitled to notice of, and to vote at, the 2020 Annual Meeting.
We have elected to provide access to our proxy materials over the internet. Accordingly, stockholders of record at the close of business on April 24, 2020 will receive a Notice of Internet Availability of Proxy Materials and may vote at the 2020 Annual Meeting and any meetings pursuant to postponements or adjournments of the 2020 Annual Meeting. We expect to mail the Notice of Internet Availability of Proxy Materials on or about May 1, 2020.
Your vote is very important. Whether or not you plan to attend the 2020 Annual Meeting, we encourage you to read the proxy statement and vote as instructed in the Notice of Internet Availability of Proxy Materials or vote on the internet or by telephone as soon as possible. Alternatively, you may follow the procedures outlined in the Notice of Internet Availability of Proxy Materials to request a paper copy of the proxy materials, which include a proxy card to submit your vote by mail. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About the 2020 Annual Meeting and Procedural Matters” and the instructions on the Notice of Internet Availability of Proxy Materials.
Thank you for your ongoing support of Fortinet.
By Order of the Board of Directors,
Ken Xie
Chief Executive Officer and Chairman of the Board of Directors

Sunnyvale, California
April 28, 2020

PROXY STATEMENT
FOR 2020 ANNUAL MEETING OF STOCKHOLDERS

Page
QUESTIONS AND ANSWERS ABOUT THE 2020 ANNUAL MEETING AND PROCEDURAL MATTERS	1
Why am I receiving these materials?	1
Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?	1
How can I get electronic access to the proxy materials?	1
Can I attend the 2020 Annual Meeting?	2
Who is entitled to vote at the 2020 Annual Meeting?	2
What is the difference between holding shares as a stockholder of record or as a beneficial owner?	2
How can I vote my shares in person at the 2020 Annual Meeting?	3
How can I vote my shares without attending the 2020 Annual Meeting?	3
How many shares must be present or represented to conduct business at the 2020 Annual Meeting?	3
What proposals will be voted on at the 2020 Annual Meeting?	3
What is the voting requirement to approve each of the proposals?	4
How are votes counted?	4
How does the Board of Directors recommend that I vote?	4
What happens if additional matters are presented at the 2020 Annual Meeting?	4
Can I change my vote?	4
What happens if I decide to attend the 2020 Annual Meeting, but I have already voted or submitted a proxy card covering my shares?	5
What should I do if I receive more than one set of voting materials?	5
Is my vote confidential?	5
Who will serve as inspector of election?	5
Where can I find the voting results of the 2020 Annual Meeting?	5
Who will bear the cost of soliciting votes for the 2020 Annual Meeting?	5
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?	6
How may I obtain a separate set of proxy materials or the 2019 Annual Report?	6
PROPOSAL ONE — ELECTION OF DIRECTORS	8
General	8
Nominees	8
Information Regarding the Board of Directors and Director Nominees	9
Director Expertise, Experience and Attributes	12
PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	13
General	13
Principal Accounting Fees and Services	13
Approval of Audit and Non-Audit Services	14
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FORTINET, INC.
899 Kifer Road
Sunnyvale, California 94086

PROXY STATEMENT
FOR 2020 ANNUAL MEETING OF STOCKHOLDERS
QUESTIONS AND ANSWERS ABOUT THE 2020 ANNUAL MEETING AND
PROCEDURAL MATTERS
Q:
Why am I receiving these materials?

A:
The Board of Directors (the “Board of Directors”) of Fortinet, Inc. (“Fortinet,” “we,” “us” or “our”) is providing these proxy materials to you in connection with the solicitation of proxies for use at Fortinet’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”), to be held on Friday, June 19, 2020 at 10:00 a.m. Pacific time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth in this proxy statement.

We expect to mail the Notice of Internet Availability of Proxy Materials (the “Notice”) on or about May 1, 2020. Copies of our proxy materials and 2019 Annual Report are available at www.edocumentview.com/FTNT.
The 2020 Annual Meeting will be held at Fortinet’s principal executive offices, located at 899 Kifer Road, Sunnyvale, California 94086. The telephone number at that location is (408) 235-7700. As a stockholder, you are invited to attend the 2020 Annual Meeting and are requested to vote on the proposals described in this proxy statement.
We currently intend to hold the 2020 Annual Meeting in person. However, we are sensitive to the public health and travel concerns our stockholders may have and recommendations that public health officials may issue in light of the COVID-19 pandemic. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described herein) or may decide to hold the 2020 Annual Meeting in a different location or solely by means of remote communication (i.e. a virtual-only 2020 Annual Meeting). We plan to announce any such updates through a press release and on our Investor Relations website at investor.fortinet.com, and to file the announcement as definitive additional soliciting material on the Securities and Exchange Commission’s (“SEC”) EDGAR website. We encourage you to check our website and the SEC’s EDGAR website prior to the 2020 Annual Meeting if you plan to attend.
Q:
Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

A:
Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending the Notice to our stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Q:
How can I get electronic access to the proxy materials?

A:
The Notice will provide you with instructions regarding how to:

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View our proxy materials for the 2020 Annual Meeting on the internet; and

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Have future proxy materials sent to you electronically by email.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site.

Q:
Can I attend the 2020 Annual Meeting?

A:
You are invited to attend the 2020 Annual Meeting if you were a stockholder of record or a beneficial owner as of April 24, 2020 (the “Record Date”). You should bring proof of ownership and photo identification for entrance to the 2020 Annual Meeting. The meeting will begin promptly at 10:00 a.m. Pacific time and you should leave ample time for the check-in procedures. Stockholders may request directions to our principal executive offices in order to attend the 2020 Annual Meeting by calling (408) 235-7700.

Q:
Who is entitled to vote at the 2020 Annual Meeting?

A:
You may vote your shares of Fortinet common stock if our records show that you owned your shares at the close of business on the Record Date. At the close of business on the Record Date, there were 161,212,077 shares of Fortinet common stock outstanding and entitled to vote at the 2020 Annual Meeting. You may cast one vote for each share of common stock held by you as of the Record Date on all matters presented.

Q:
What is the difference between holding shares as a stockholder of record or as a beneficial owner?

A:
With respect to your shares that are registered directly in your name with Fortinet’s transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered the “stockholder of record” and the Notice has been sent directly to you by Fortinet. As the stockholder of record, you have the right to grant your voting proxy directly to Fortinet or to a third party, or to vote in person at the 2020 Annual Meeting.

With respect to your shares that are held by a brokerage account or by another nominee, you are considered the “beneficial owner” of shares held in “street name” and the Notice is being forwarded to you together with voting instructions on behalf of your broker, trustee or nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote, and you are also invited to attend the 2020 Annual Meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the 2020 Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the 2020 Annual Meeting. If you hold your shares through a broker and do not provide your broker with specific voting instructions, under the rules that govern brokers in such circumstances, your broker will have the discretion to vote such shares on routine matters but not on non-routine matters. Even though we are listed on The Nasdaq Stock Market LLC (“Nasdaq”), the rules of the New York Stock Exchange (the “NYSE”) govern how a broker licensed by the NYSE can vote shares it holds on behalf of stockholders of Nasdaq-listed companies. As a result:
•
Your broker will not have the authority to exercise discretion to vote your shares with respect to the election of directors, the advisory vote on named executive officer compensation or the two stockholder proposals.

•
Your broker will have the authority to exercise discretion to vote your shares with respect to the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2020, because that matter is treated as routine under NYSE rules.

Because the proposals to be acted upon at the 2020 Annual Meeting include both routine and non-routine matters, if you do not give voting instructions to your broker, trustee or nominee, your broker, trustee or nominee may either (i) vote your shares on routine matters or (ii) leave your shares unvoted.
A broker “non-vote” occurs when your broker, trustee or nominee does not vote on a particular proposal because the broker, trustee or nominee does not have discretionary voting power with respect to that item and has not received voting instructions from you as the beneficial owner.

Q:
How can I vote my shares in person at the 2020 Annual Meeting?

A:
Shares held in your name as the stockholder of record may be voted in person at the 2020 Annual Meeting. Shares held beneficially in street name may be voted in person at the 2020 Annual Meeting only if you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. In light of the COVID-19 pandemic and because we may impose additional procedures or limitations on meeting attendees (beyond those described herein) or may decide to hold the 2020 Annual Meeting in a different location or solely by means of remote communication (i.e., a virtual-only 2020 Annual Meeting). Even if you plan to attend the 2020 Annual Meeting, we recommend that you also submit your vote as described in the Notice and as described below, so that your vote will be counted even if you later decide not to attend the meeting.

Q:
How can I vote my shares without attending the 2020 Annual Meeting?

A:
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the 2020 Annual Meeting. There are three ways to vote by proxy:

By mail — If you are a stockholder of record, you may vote by submitting a proxy card; please refer to the voting instructions in the Notice or below. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee; please refer to the voting instructions provided to you by your broker, trustee or nominee.
By internet — Stockholders of record of Fortinet common stock with internet access may submit proxies by following the “Vote by Internet” instructions described in the Notice until 11:59 p.m. Eastern time on Thursday, June 18, 2020 or by following the instructions at www.envisionreports.com/FTNT. Most Fortinet stockholders who hold shares beneficially in street name may vote by accessing the website specified in the voting instructions provided by their brokers, trustees or nominees. Please check the voting instructions for internet voting availability.
By telephone — Depending on how your shares are held, you may be able to vote by telephone. If this option is available to you, you will have received information with the Notice or the voting instruction card provided by your broker, trustee or nominee explaining this procedure.
Q:
How many shares must be present or represented to conduct business at the 2020 Annual Meeting?

A:
The presence of the holders of a majority of the issued and outstanding shares of our capital stock entitled to vote at the 2020 Annual Meeting is necessary to constitute a quorum at the 2020 Annual Meeting. Such stockholders are counted as present at the meeting if they (i) are present in person at the 2020 Annual Meeting or (ii) represented by proxy.

Under Delaware law, abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present at the 2020 Annual Meeting. However, as discussed above, under “What is the difference between holding shares as a stockholder of record or as a beneficial owner?” brokers have limited discretionary authority to vote shares that are beneficially owned and, therefore, are not entitled to vote on non-routine matters in the absence of voting instructions from the beneficial owner of such shares.
Q:
What proposals will be voted on at the 2020 Annual Meeting?

A:
The proposals scheduled to be voted on at the 2020 Annual Meeting are:

•
The election of the eight directors set forth in Proposal One to serve for a one-year term expiring at Fortinet’s 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) and until their respective successors are duly elected and qualified;

•
The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

•
An advisory vote to approve our named executive officer compensation; and

•
Two stockholder proposals, if properly presented before the meeting.

Q:
What is the voting requirement to approve each of the proposals?

A:
We have a majority voting standard for uncontested elections of directors (Proposal One), which means that to be elected, a director nominee must receive a majority of the votes cast, i.e. the number of shares voted “FOR” a director nominee must exceed the votes cast “AGAINST” that nominee.

The affirmative vote of a majority of the shares of our common stock that are present in person or represented by proxy at the 2020 Annual Meeting and entitled to vote is required to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm (Proposal Two), to approve the advisory resolution on named executive compensation (Proposal Three) and to approve the two stockholder proposals (Proposals Four and Five).
Q:
How are votes counted?

A:
You may vote “FOR” or “AGAINST” each of the nominees for election as director in Proposal One and on each of Proposal Two, Proposal Three, Proposal Four and Proposal Five. You may also “ABSTAIN” from voting.

Abstentions are deemed to be shares present or represented by proxy and entitled to vote. Abstentions have no effect on Proposal One and the same effect as a vote against Proposals Two, Three, Four and Five.
Broker non-votes are not deemed to be shares entitled to vote on and will have no effect on Proposals One, Three, Four and Five. Brokers have discretionary authority to vote shares that are beneficially owned on Proposal Two. If a broker chooses not to vote shares for or against Proposal Two, it would have the same effect as an abstention.
All shares entitled to vote and represented by properly submitted proxies received prior to the 2020 Annual Meeting (and not revoked) will be voted at the 2020 Annual Meeting in accordance with the instructions indicated by such proxy. If no instructions are indicated on such proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors.
Q:
How does the Board of Directors recommend that I vote?

A:
The Board of Directors recommends that you vote your shares:

•
“FOR” the eight nominees for election as directors (Proposal One);

•
“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal Two);

•
“FOR” the advisory resolution to approve named executive officer compensation (Proposal Three);

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“AGAINST” the stockholder proposal to allow stockholders to act by written consent (Proposal Four); and

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“AGAINST” the stockholder proposal for Fortinet to publish an annual report assessing Fortinet’s diversity and inclusion efforts (Proposal Five).

Q:
What happens if additional matters are presented at the 2020 Annual Meeting?

A:
If any other matters are properly presented for consideration at the 2020 Annual Meeting, including, among other things, consideration of a motion to adjourn the 2020 Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxy holders, Ken Xie and John Whittle, or either of them, will have discretion to vote on those matters in accordance with their best judgment. Fortinet does not currently anticipate that any other matters will be raised at the 2020 Annual Meeting.

Q:
Can I change my vote?

A:
Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the 2020 Annual Meeting.

If you are the stockholder of record, you may change your vote: (i) by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method); (ii) by providing a written notice of revocation to Fortinet’s Corporate Secretary at Fortinet, Inc., 899 Kifer Road, Sunnyvale, California 94086 prior to your shares being voted; or (iii) by attending the 2020 Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.
If you are a beneficial owner of shares held in street name, you may change your vote (a) by submitting new voting instructions to your broker, trustee or nominee or (b) if you have obtained a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote your shares, by attending the 2020 Annual Meeting and voting in person.
Q:
What happens if I decide to attend the 2020 Annual Meeting, but I have already voted or submitted a proxy card covering my shares?

A:
Subject to any rules your broker, trustee or nominee may have, you may attend the 2020 Annual Meeting and vote in person even if you have already voted or submitted a proxy card. Any previous votes that were submitted by you will be superseded by the vote you cast at the 2020 Annual Meeting. Please be aware that attendance at the 2020 Annual Meeting will not, by itself, revoke a proxy.

If a broker, trustee or nominee beneficially holds your shares in street name and you wish to attend the 2020 Annual Meeting and vote in person, you must obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. If you are a beneficial owner and you wish to attend the 2020 Annual Meeting but do not intend to vote in person or revoke your prior voting instructions, you do not need to obtain a legal proxy but you will need to bring proof of ownership and photo identification.
Q:
What should I do if I receive more than one set of voting materials?

A:
If you received more than one Notice, voting instruction card or set of proxy materials, your shares are registered in more than one name or brokerage account. Please follow the instructions on each Notice or voting instruction card that you receive to ensure that all of your shares are voted.

Q:
Is my vote confidential?

A:
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Fortinet or to third parties, except: (i) as necessary to meet applicable legal requirements; (ii) to allow for the tabulation of votes and certification of the vote; and (iii) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to Fortinet management.

Q:
Who will serve as inspector of election?

A:
The inspector of election will be a representative of Computershare.

Q:
Where can I find the voting results of the 2020 Annual Meeting?

A:
We will announce preliminary voting results at the 2020 Annual Meeting. We will disclose final voting results in a Current Report on a Form 8-K filed with the SEC within four business days after the 2020 Annual Meeting.

Q:
Who will bear the cost of soliciting votes for the 2020 Annual Meeting?

A:
Fortinet will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to such beneficial owners. Our directors, officers and employees may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.
If you choose to access the proxy materials and/or vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.
Q:
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A:
You may submit proposals, including nominations of director candidates, for consideration at future stockholder meetings.

For inclusion in Fortinet’s proxy materials — Stockholders may present proper proposals for inclusion in Fortinet’s proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to Fortinet’s Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2021 Annual Meeting, stockholder proposals must be received by Fortinet’s Corporate Secretary no later than December 29, 2020, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
To be brought before the annual meeting — In addition, Fortinet’s amended and restated bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made (i) by or at the direction of the Board of Directors or ii) by a stockholder who has delivered written notice to Fortinet’s Secretary within the Notice Period (as defined below) and who was a stockholder at the time of such notice and as of the record date. The notice must contain specified information about the nominees and about the stockholder proposing such nominations.
Fortinet’s amended and restated bylaws also provide that the only business that may be conducted at an annual meeting is business that is (a) properly brought before the meeting pursuant to Fortinet’s proxy materials with respect to such meeting, (b) properly brought before the meeting by or at the direction of the Board of Directors or (c) properly brought before the meeting by a stockholder who has delivered written notice to Fortinet’s Corporate Secretary at its principal executive offices within the Notice Period and who was a stockholder at the time of such notice and as of the record date. The notice must contain specified information about the matters to be brought before such meeting and about the stockholder proposing such matters.
The “Notice Period” is defined as that period not less than 45 days nor more than 75 days prior to the one-year anniversary of the date on which Fortinet mailed its proxy materials or the Notice (whichever is earlier) to stockholders in connection with the preceding year’s annual meeting of stockholders. As a result, the Notice Period for the 2021 Annual Meeting will start on February 15, 2021 and end on March 17, 2021.
If a stockholder who has notified Fortinet of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such meeting, Fortinet need not present the proposal for vote at such meeting.
A copy of the full text of the bylaw provisions discussed above may be obtained by writing to Fortinet’s Corporate Secretary at our principal executive offices or by accessing Fortinet’s filings on the SEC’s website at www.sec.gov. All notices of proposals by stockholders, whether or not included in Fortinet’s proxy materials, should be sent to Fortinet’s Corporate Secretary at our principal executive offices.
Q:
How may I obtain a separate set of proxy materials or the 2019 Annual Report?

A:
If you share an address with another stockholder, each stockholder may not receive a separate copy of our proxy materials and 2019 Annual Report. Stockholders who do not receive a separate copy of our proxy materials and 2019 Annual Report and want to receive a separate copy may request to receive a separate copy of, or stockholders may request additional copies of, our proxy materials and 2019 Annual Report by calling (408) 235-7700 or by writing to Fortinet, Inc., 899 Kifer Road, Sunnyvale, California 94086, Attention: Investor Relations. Stockholders who share an address and receive multiple copies of our proxy materials and 2019 Annual Report can also request to receive a single copy by following the instructions above.

PROPOSAL ONE

ELECTION OF DIRECTORS
General
The Board of Directors currently consists of nine members who are either serving one- or three-year terms. Our amended and restated certificate of incorporation provides that, beginning with the 2020 Annual Meeting, the entire Board of Directors will stand for election annually for one-year terms. Each director holds office until that director’s successor is duly elected and qualified. Our amended and restated bylaws permit the Board of Directors to establish by resolution the authorized number of directors, and nine directors are currently authorized. Effective as of the 2020 Annual Meeting, the authorized number of directors will be decreased to eight directors.
Nominees
Eight candidates have been nominated for election as directors at the 2020 Annual Meeting for a one-year term expiring at the 2021 Annual Meeting. Upon recommendation of the Governance Committee of the Board of Directors (the “Governance Committee”), the Board of Directors has nominated Ken Xie, Michael Xie, Kelly Ducourty, Ming Hsieh, Jean Hu, William Neukom, Christopher B. Paisley and Judith Sim for election as directors. Biographical information about each of the nominees is contained in the following section. A discussion of the qualifications, attributes and skills of each nominee that led the Board of Directors and the Governance Committee to the conclusion that such nominee should serve as a director has been added following each of the director and nominee biographies.
Gary Locke’s term as a director will end at the 2020 Annual Meeting. We thank Mr. Locke for his distinguished service.
Each nominee has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. In the event any nominee is unable or declines to serve as a director at the time of the 2020 Annual Meeting, the proxies will be voted for any nominee who may be proposed by the Governance Committee and designated by the present Board of Directors to fill the vacancy.
If you sign your proxy card or voting instruction card or vote by telephone or over the internet but do not give instructions with respect to the voting of directors, your shares will be voted for the eight nominees recommended by the Board of Directors. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card or when you vote by telephone or over the internet. If you do not give voting instructions to your broker, your broker will leave your shares unvoted on this matter.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
KEN XIE, MICHAEL XIE, KELLY DUCOURTY, JEAN HU, MING HSIEH,
WILLIAM NEUKOM, CHRISTOPHER B. PAISLEY AND JUDITH SIM.

Information Regarding the Board of Directors and Director Nominees
The names of the members of the Board of Directors and our proposed director nominees, their respective ages, their positions with Fortinet (as applicable) and other biographical information as of March 31, 2020, are set forth below.
Messrs. Ken Xie and Michael Xie are brothers. There are no other family relationships among any of our directors or executive officers.
Name	Age	Position
Ken Xie	57	Chief Executive Officer, Chairman of the Board of Directors and Director Nominee
Michael Xie	51	President, Chief Technology Officer, Director and Director Nominee
Kelly Ducourty^	45	Director and Director Nominee
Jean Hu(1)	56	Director and Director Nominee
Ming Hsieh(1)(2)(3)†	64	Director and Director Nominee
Gary Locke(2)(3)**+	70	Director
William H. Neukom(2)	78	Lead Independent Director and Director Nominee
Christopher B. Paisley(1)(3)*	67	Director and Director Nominee
Judith Sim(2)(3)***	51	Director and Director Nominee

(1)
Member of the Audit Committee.

(2)
Member of the Governance Committee.

(3)
Member of the Human Resources Committee.

*
Chairperson of the Audit Committee.

**
Chairperson of the Governance Committee.

***
Chairperson of the Human Resources Committee.

^
Ms. Ducourty will become a member of the Human Resources Committee effective as of the 2020 Annual Meeting.

†
Mr. Hsieh will step down from the Human Resources Committee and become the Chairperson of the Governance Committee effective as of the 2020 Annual Meeting.

+
Mr. Locke’s term as a director and service on the Governance Committee and Human Resources Committee will end at the 2020 Annual Meeting.

Ken Xie has served as our Chief Executive Officer and a member of the Board of Directors since he co-founded Fortinet in October 2000. He previously served as our President until November 2013. Prior to co-founding Fortinet, Mr. Ken Xie was the Founder, President and Chief Executive Officer of NetScreen Technologies, Inc., a provider of network security products, which was acquired by Juniper Networks, Inc. in April 2004. Additionally, Mr. Ken Xie was Chief Executive Officer of SIS, Inc. and is a member of the National Academy of Engineering. In addition to the Board of Directors, Mr. Ken Xie has served on the board of directors of TeleNav, Inc. since July 2012. Mr. Ken Xie received a B.S. and an M.S. in electrical engineering from Tsinghua University in China and an M.S. in electrical engineering from Stanford University.
Mr. Ken Xie has more than 25 years of technical and management experience in the networking and security industries, which includes his roles as a founder of Fortinet, NetScreen and SIS and as President and Chief Executive Officer of each of the foregoing companies. The Board of Directors also believes Mr. Ken Xie provides valuable perspective and experience as a co-founder of Fortinet and one of its largest stockholders.

Michael Xie has served as our President and Chief Technology Officer since November 2013 and as a member of the Board of Directors since February 2001. He previously served as our Vice President of Engineering and Chief Technology Officer after co-founding Fortinet in October 2000. Prior to co-founding Fortinet, he held positions as Vice President of Engineering for ServGate Technologies, Inc., a network security provider that was acquired by Amarium Technologies, Inc. in April 2006, Software Director and Architect for NetScreen and Senior Software Engineer for Milkyway Networks Corporation, a network security solutions provider. Mr. Michael Xie has an M.S. in electrical engineering from the University of Manitoba in Canada, as well as a B.S. and an M.S. in automobile engineering from Tsinghua University in China.
Mr. Michael Xie has more than 20 years of technical and operational experience in the network security industry, which includes positions as the President and Chief Technology Officer of Fortinet, the Vice President of Engineering of ServGate and the Software Director and Architect of NetScreen. The Board of Directors believes that Mr. Michael Xie’s deep technical knowledge is invaluable in developing and improving Fortinet’s technology and network security products. The Board of Directors also believes Mr. Michael Xie provides valuable perspective and experience as a co-founder of Fortinet and one of its largest stockholders.
Kelly Ducourty has served as a member of the Board of Directors since April 2020. Since March 2020, Ms. Ducourty has served as Managing Director, Global Enablement and Sales Activation for Google Cloud, a subsidiary of Alphabet Inc. that provides cloud computing services, and previously served as Managing Director, Global Enablement and Sales Activation at Google Cloud from October 2019 to March 2020. From July 1998 until October 2019, Ms. Ducourty served in various roles at Hewlett Packard Enterprise, an information technology company, including most recently in various Senior Vice President roles from November 2016 until October 2019 and as Vice President, Strategic Accounts, from September 2014 to November 2016. Ms. Ducourty received a B.A. in International Marketing Management from Bournemouth University.
Ms. Ducourty has extensive experience in the sales of technology products and business development from her positions at Google Cloud and Hewlett Packard Enterprise.
Jean Hu has served as a member of the Board of Directors since October 2019. Since August 2016, Ms. Hu has served as Executive Vice President and Chief Financial Officer of Marvell Technology Group Ltd., a semiconductor company. Prior to Marvell, Ms. Hu served as Senior Vice President and Chief Financial Officer of QLogic Corporation, a network server and storage networking company, from April 2011 to August 2016, and as acting Chief Executive Officer of QLogic from May 2013 to February 2014 and from August 2015 to August 2016. From 2004 to 2011, Ms. Hu served in various senior positions at Conexant Systems, Inc., a semiconductor company, including as Chief Financial Officer and Senior Vice President, Business Development from December 2008 to April 2011 and as Treasurer from June 2009 until April 2011. Ms. Hu holds a B.S. in Chemical Engineering from Beijing University of Chemical Engineering and a Ph.D. in Economics from Claremont Graduate University.
Ms. Hu has extensive experience in the management of technology companies from her positions at Marvell and QLogic, and expertise in corporate financing, accounting and financial reporting.
Ming Hsieh has served as a member of the Board of Directors since April 2013. Mr. Hsieh has served as the Chairman and Chief Executive Officer of Fulgent Therapeutics Inc., a cancer drug research and development company, since September 2012. From October 2010 to June 2012, Mr. Hsieh served as the President of 3M Cogent, Inc., a provider of global biometric identification solutions, following the acquisition of Cogent, Inc. by 3M Company in 2010. Prior to the acquisition, Mr. Hsieh served as the Chief Executive Officer, President and Chairman of the board of directors of Cogent since founding Cogent in 1990. Prior to that, Mr. Hsieh was a research and development engineer at International Rectifier Corporation, a manufacturer of semiconductors, from 1985 to 1987. Mr. Hsieh received a B.S.E.E. from the University of Southern California in 1983 and an M.S.E.E. from University of Southern California in 1984.
Mr. Hsieh has leadership, operational and executive experience by serving as Chief Executive Officer, President and Chairman of the board of directors of Cogent.
Gary Locke has served as a member of the Board of Directors since September 2015. Mr. Locke is the chairman of Locke Global Strategies LLC, through which he provides strategic advice and consulting services to businesses in the United States and China. Mr. Locke is the former Governor of the State of

Washington, serving two consecutive terms from 1997 to 2005. With more than 20 years of public service leadership, Mr. Locke brings extensive knowledge on corporate and global issues related to the cybersecurity challenges of government organizations. From 2009 to 2011, Mr. Locke was the United States Secretary of Commerce. He also served as the United States Ambassador to China from 2011 until 2014. Mr. Locke has served on the board of directors of AMC Entertainment Holdings, Inc., an American movie theater chain, since February 2016 and on the board of directors of nLIGHT, Inc., a laser and semiconductor, since August 2017. In addition to his public service, Mr. Locke has extensive experience in international law and government relations. Mr. Locke received a B.A. in political science from Yale University and a J.D. from Boston University.
Mr. Locke’s term as a member of our Board of Directors will end at the 2020 Annual Meeting, and we thank him for his distinguished service.
William H. Neukom has served as a member of the Board of Directors since January 2013 and has served as our Lead Independent Director since April 2018. Mr. Neukom is the Founder and Chief Executive Officer of the World Justice Project, an organization devoted to promoting the rule of law throughout the world. He is a retired partner in the Seattle office of the international law firm K&L Gates LLP and is a lecturer at Stanford Law School, where he teaches a seminar on the rule of law. He is a member of the Dean’s Council at Stanford Law School and was its chair from 2012 to 2015. Mr. Neukom was the Chief Executive Officer of the San Francisco Giants major league baseball team from 2008 to 2011, and served as its Chairman Emeritus during 2012. He is a trustee emeritus of Dartmouth College, having served as chair of the board from 2004 to 2007, and was president of the American Bar Association from 2007 to 2008. Mr. Neukom was previously the lead lawyer for Microsoft Corporation for nearly 25 years, managing its legal, government affairs and philanthropic activities. He retired from Microsoft as its Executive Vice President of Law and Corporate Affairs in 2002, when he returned to Preston, Gates & Ellis LLP and served as the firm’s chairman from 2003 until its merger with Kirkpatrick & Lockhart Nicholson Graham LLP in 2007. Mr. Neukom also serves on the board of several not-for-profit organizations. Mr. Neukom earned an A.B. from Dartmouth College and an LL.B. from Stanford University.
Mr. Neukom has business leadership, operational, legal and executive experience as a result of his service as Managing General Partner and Chief Executive Officer of San Francisco Baseball Associates, as President of the American Bar Association, as a partner at an international law firm and as the Executive Vice President of Law and Corporate Affairs for Microsoft. The Board of Directors believes that Mr. Neukom, with his experience with the technology industry and his expertise in legal, governance and compliance matters, brings a unique and valuable perspective to the Board of Directors.
Christopher B. Paisley has served as a member of the Board of Directors since February 2004 and served as our Lead Independent Director from July 2012 until April 2018. Since January 2001, Mr. Paisley has served as the Dean’s Executive Professor of Accounting at the Leavey School of Business at Santa Clara University. Mr. Paisley also serves as lead independent director of Equinix, Inc., a provider of network colocation, interconnection and managed services, a member of the board of directors of Ambarella, Inc., a developer of low-power, high-definition video compression and image processing semiconductors, and a member of the board directors of Fastly, Inc., a cloud computing services provider. Mr. Paisley has decided not to stand for re-election to the board of directors of Fitbit, Inc., a connected health and fitness company, at the end of his current term in May 2020 and his service on Fitbit’s board of directors will end at that time. Mr. Paisley previously served as a director of Bridge Bank from August 2011 until June 2015, a director of Control4, a home automation company, from May 2006 until August 2015 and a director of YuMe, Inc., a provider of digital video brand advertising solutions, from November 2012 until February 2018. Mr. Paisley holds a B.A. in business economics from the University of California at Santa Barbara and an M.B.A. from the Anderson School at the University of California at Los Angeles.
Mr. Paisley has developed expertise in finance, including accounting and financial reporting, as a Chief Financial Officer of 3Com Corporation and in other finance roles and currently as a professor in the field of accounting and finance. Mr. Paisley also has over 20 years of outside board experience at the aforementioned companies and numerous other public and private companies.
Judith Sim has served as a member of the Board of Directors since June 2015. Ms. Sim previously held various customer-related and marketing positions at Oracle Corporation from 1991 to April 2020, including as its Chief Marketing Officer from 2005 to April 2020. Ms. Sim received a B.S. in dietetics from the University of California at Davis.

Ms. Sim has leadership and executive experience from her position as head of marketing programs at Oracle, including experience in field marketing, corporate communications, global customer programs, advertising, campaigns, events and corporate branding.
Director Expertise, Experience and Attributes
The Board of Directors is comprised of a diverse mix of directors with complementary expertise, experience and attributes, as summarized in the table below. Our directors may also have limited experience or attributes in addition to what is reflected in the “Number of Directors” column below. The “Number of Directors” column includes Gary Locke, who is not nominated for election at the 2020 Annual Meeting and whose term as a director will end at the 2020 Annual Meeting.
Expertise, Experience or Attribute	Description	Number of Directors
Cybersecurity	Extensive knowledge of corporate and global issues related to cybersecurity challenges within private and public organizations.	3 of 9
Technology and Product Development	Significant background working in the technology industry and in management of technology companies; experience in product development, including engineering and design.	8 of 9
Leadership	Extensive executive, director or management experience from leadership and governance roles in corporations, government or public organizations.	9 of 9
Diversity	Representation of gender, ethnic, geographic, cultural or other perspectives that expand the Board of Directors’ understanding of the needs and viewpoints of our customers, partners, employees and other stakeholders.	7 of 9
Public Service and Legal	Dedication to public service through leadership of government, non-governmental organizations and not-for-profit institutions; extensive experience in legal and compliance matters.	3 of 9
Finance	Leadership of a financial firm or management of the finance function of an enterprise, resulting in financial proficiency and expertise.	2 of 9
Sales and Marketing	Experience in sales or marketing, and leadership of corporate sales or marketing functions.	2 of 9
Director Tenure and Age Distribution
We also believe that our current Board of Directors composition represents an effective balance with respect to director tenure and age. Recent director additions provide the Board of Directors with fresh perspectives and diverse experiences, while directors with longer tenure provide continuity and valuable insight into our business and strategy. The following tables provide information regarding the tenure and age distribution of the Board of Directors (as of March 31, 2020).
Tenure	Number of Directors	Age	Number of Directors
More than 10 years	3	70+ years	2
6 – 10 years	2	61 – 70 years	2
0 – 5 years	4	45 – 60 years	5
See “Corporate Governance” and “Executive Compensation — Compensation of Directors” for additional information regarding the Board of Directors.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
The Audit Committee of the Board of Directors (the “Audit Committee”) has selected Deloitte & Touche LLP as Fortinet’s independent registered public accounting firm to audit the financial statements of Fortinet for the fiscal year ending December 31, 2020, which will include an audit of the effectiveness of Fortinet’s internal control over financial reporting. A representative of Deloitte & Touche LLP is expected to be present at the 2020 Annual Meeting, will have the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.
If the appointment is not ratified, the Audit Committee will consider whether it should select other independent auditors. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm as Fortinet’s independent auditors at any time during the year if the Audit Committee determines that such a change would be in Fortinet’s and its stockholders’ best interests.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS FORTINET’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.
Principal Accounting Fees and Services
The following table presents fees billed for professional audit services and other services rendered to Fortinet by Deloitte & Touche LLP for the years ended December 31, 2019 and December 31, 2018.
	2019	2018
Audit Fees(1)	$2,747,386	$3,194,740
Audit-Related Fees(2)	580,650	302,119
Tax Fees(3)	531,039	851,300
All Other Fees(4)	—	1,895
Total	$3,859,075	$4,350,054

(1)
Audit Fees consist of fees for professional services provided in connection with the audit of our annual consolidated financial statements, audit of our internal control over financial reporting, the review of our quarterly consolidated financial statements and audit services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings for those fiscal years.

(2)
Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and which are not reported under Audit Fees above. In 2019, Audit-Related Fees also related primarily to cybersecurity matters, business combinations, the implementation of Accounting Standards Codification Topic 842 and matters related to revenue recognition. In 2018, Audit-Related Fees also related primarily to a new revenue recognition system and new revenue standard, implementation of a new sales performance management system and a new human capital management system.

(3)
Tax Fees consist of fees for services related to federal and state income tax compliance, transfer pricing review, reports related to research and development credits, country-by-country reporting and U.S. tax reform.

(4)
All Other Fees consist of products and services provided by Deloitte & Touche LLP that are not included in the service categories reported above.

Approval of Audit and Non-Audit Services
Pursuant to its charter, the Audit Committee is required to (i) review and approve, in advance, the scope and plans for all audits and audit fees and (ii) approve, in advance, all non-audit services to be performed by our independent auditor that are not otherwise prohibited by law and any associated fees.
All Deloitte & Touche LLP services and fees in fiscal 2019 and fiscal 2018 were approved by the Audit Committee.

PROPOSAL THREE

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
As required by Section 14A of the Exchange Act and the corresponding rules of the SEC, Fortinet is seeking stockholder approval, on an advisory and non-binding basis, of the compensation of our named executive officers as disclosed in accordance with the SEC’s rules in the “Executive Compensation” section of this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer but rather the overall compensation of all of our named executive officers and the compensation philosophy, policies and practices described in this proxy statement.
The say-on-pay vote is advisory, and therefore not binding on Fortinet, the Human Resources Committee of the Board of Directors (the “Human Resources Committee”) or the Board of Directors. Following the 2020 Annual Meeting, the next such non-binding advisory vote to approve our named executive officers’ compensation as a whole is scheduled to occur at the 2021 Annual Meeting.
The Board of Directors and the Human Resources Committee value the opinions of our stockholders and the say-on-pay vote provides information to us regarding stockholder sentiment about our executive compensation philosophy, policies and practices, which the Human Resources Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, we will consider our stockholders’ concerns, and the Human Resources Committee will evaluate whether any actions are necessary to address those concerns. We believe that the information we have provided in the “Executive Compensation” section of this proxy statement, and in particular the information discussed in “Executive Compensation — Compensation Discussion and Analysis,” demonstrates that our executive compensation program was designed appropriately and is working to ensure our executive officers’ interests are aligned with our stockholders’ interests. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the 2020 Annual Meeting:
“RESOLVED, that Fortinet’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Fortinet’s proxy statement for the 2020 Annual Meeting pursuant to the Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion and the other related disclosure.”
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL FOUR

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST”
THE FOLLOWING STOCKHOLDER PROPOSAL
Management has been advised that John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, intends to submit the following proposal at the meeting.
Stockholder Proposal
Proposal 4 — Adopt a Mainstream Shareholder Right — Written Consent
Shareholders request that our board of directors take the steps necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This written consent is to give shareholders the fullest power to act by written consent consistent with applicable law. This includes shareholder ability to initiate any appropriate topic for written consent.
Hundreds of major companies enable shareholder action by written consent. This proposal topic won majority shareholder support at 13 large companies in a single year. This included 67%-support at both Allstate and Sprint. This proposal topic also won 63%-support at Cigna Corp. (CI) in 2019. This proposal topic would have received higher votes than 63% to 67% at these companies if more shareholders had access to independent proxy voting advice.
The right for shareholders to act by written consent is gaining acceptance as a more important right than the right to call a special meeting. This also seems to be the conclusion of the Intel Corporation (INTC) shareholder vote at the 2019 Intel annual meeting.
The directors at Intel apparently thought they could divert shareholder attention away from written consent by making it less difficult for shareholders to call a special meeting. However Intel shareholders responded with greater support for written consent in 2019 compared to 2018.
After a 45%-vote for a written consent shareholder proposal The Bank of New York Mellon Corporation (BK) said it adopted written consent in 2019.
And a proxy advisor set certain minimum requirements for a company adopting written consent in case the directors of a company are tempted to adopt a “fig leaf”‘ version of written consent.
It can be of increased importance to refresh our Board of Directors through written consent after Christopher Paisley, Chairman of the Audit Committee, was rejected by 29-times as many shares as another director at our 2019 annual meeting. And Gary Locke, Chairman of the Governance Committee was rejected by 17-times as many shares as another director at our 2019 annual meeting.
Please vote yes:
Adopt a Mainstream Shareholder Right — Written Consent — Proposal 4
Voting Requirement to Approve Proposal
The affirmative vote of a majority of the shares of our common stock that are present in person or represented by proxy at the 2020 Annual Meeting and entitled to vote is required to approve Proposal Four.
Board of Directors’ Statement in Opposition
The Board of Directors believes that the proposal providing for action by written consent without prior notice to all stockholders is contrary to the best interests of our stockholders because such a right could hinder our company’s ability to conduct its business in a thoughtful, open and fair manner, in which all stockholders are able to deliberate and discuss proposed actions, receive and consider our company’s position and then vote their shares in a thoughtful manner that supports our company’s proper governance and success. Further, we have a demonstrated history of commitment to high standards of corporate governance and accountability, and have continuously evaluated and modified our governance practices over time, as we believe to be appropriate and in the best interest of our stockholders. This includes, most recently, voluntarily and at the Board of Directors’ sole initiative, declassifying the Board of Directors starting in 2018.
We engage in a continuous quality-improvement approach to corporate governance practices. We monitor and evaluate trends in corporate governance and compare and evaluate new developments against our current practices. We understand that corporate governance is not static. We receive input from our stockholders and others on our practices and policies, and the Governance Committee considers this input when considering best governance practices for our company, reviewing proposals to change practices or policies and making recommendations to the Board of Directors. Based on a careful review of the proposal and our current governance practices, we believe the implementation of the proposal is unnecessary and contrary to the best interests of our stockholders.
In addition, we previously approved a stockholder communications policy, which is available on our Investor Relations website at investor.fortinet.com/committee-details/stockholder-communications-policy, that gives our stockholders the ability to address the Board of Directors through correspondence with our Corporate Secretary. This allows any stockholder to present appropriate materials to the Board of Directors at any time, while maintaining a process of fairness and thoughtfulness with regards to the governance practices of the Board of Directors. In order to allow all of our stockholders equal time and opportunity to consider and act on any matter requiring a stockholder vote, the Board of Directors believes that any such matter should be presented and considered at an annual or special meeting of stockholders, as currently provided under our amended and restated bylaws. The Board of Directors believes that action at an annual or special meeting aligns with stockholder interests to a greater degree than action by written consent, as it enables a meaningful discourse to occur before important decisions are made affecting our company. In the context of an annual or special meeting of stockholders, all of our stockholders have the opportunity to express their views and engage in dialogue regarding proposed actions, and may participate in the stockholder vote. These meetings occur at a time and date that is announced publicly in advance of the meeting, and there is no limit on the number of stockholder meetings held in any year.
In contrast, the proposal would permit subsets of stockholders, including short-term or special-interest stockholders, to use the written consent procedure at any time and as frequently as they choose with full power to act on significant matters, potentially without notice to all stockholders, and without all stockholders having a fair opportunity to consider and vote on the merits of a proposed action. Permitting stockholder action by written consent could also lead to substantial confusion and disruption for our stockholders, with potentially multiple, even conflicting, written consents being solicited by multiple stockholder groups. Further, not only could the written consent process disadvantage stockholders, it also could impose significant financial and administrative burdens on our company and disrupt and distract from top strategic and operational priorities.
As a result of our continuous review of corporate governance, since our initial public offering in 2009, we have implemented a number of governance measures, which empower stockholders to express their views and enhance accountability of our Board of Directors, including:
•
The declassification of the Board of Directors starting in 2018, such that each of our directors stands for reelection each year;

•
A majority voting standard for uncontested director elections; and

•
The ability of our stockholders to remove directors from office, with or without cause.

We also do not have a stockholder right plan, also known as a “poison pill.”
The Board of Directors further believes that an ability to act by written consent is unnecessary given that we actively engage with our stockholders to provide an open and constructive forum for stockholders to express concerns, and our Chief Financial Officer and Vice President of Investor Relations provide regular feedback and updates regarding stockholder input to both our Board of Directors and executive management team. Our relationship with our stockholders is an important part of our success. Our stockholder engagement allows us to better understand our stockholders’ priorities and perspectives, and enables us to effectively consider and address issues that matter most to our stockholders. We receive and discuss input with stockholders, and address questions on our corporate strategy, executive compensation programs, corporate governance, environmental, social and governance matters and other topics of interest to our stockholders.
Additionally, recent proposals similar to the one proposed have rarely been adopted across the S&P 500, often with these companies expressing similar concerns to those mentioned above. Among companies in the SV150, a ranking of the 150 largest public technology companies in Silicon Valley, only three such proposals were advanced in 2019, and all failed to receive adequate stockholder support. In addition, a supermajority of S&P 500 companies continues to not allow stockholder actions by written consent.
In sum, we believe that the proposal is not aligned with our stockholders’ interests, and that the combination of our ongoing dialogue with stockholders and our current corporate governance practices renders the proposal’s implementation unnecessary.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THIS PROPOSAL.

PROPOSAL FIVE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST”
THE FOLLOWING STOCKHOLDER PROPOSAL
Management has been advised that Nia Impact Capital, 2323 Broadway, Oakland, California 94612, intends to submit the following proposal at the meeting.
Stockholder Proposal
Resolved:
Shareholders request that Fortinet, Inc. (“Fortinet”) publish annually a report assessing the Company’s diversity and inclusion efforts, at reasonable expense and excluding proprietary information. At a minimum the report should include:
•
the process that the Board follows for assessing the effectiveness of its diversity and inclusion programs,

•
the Board’s assessment of program effectiveness, as reflected in any goals, metrics, and trends related to its promotion, recruitment and retention of protected classes of employees.

Supporting statement:
Investors seek quantitative, comparable data to understand the effectiveness of the company’s diversity, equity, and inclusion programs.
Whereas:
Numerous studies have pointed to the corporate benefits of a diverse workforce. These include:
•
Companies with the strongest racial and ethnic diversity are 35% more likely to have financial returns above their industry medians.

•
Companies in the top quartile for gender diversity are 21% more likely to outperform on profitability and 27% more likely to have superior value creation.(1)

•
A 2019 study of the S&P 500 by the Wall Street Journal found that the 20 most diverse companies had an average annual five year stock return that was 5.8% higher than the 20 least-diverse companies.(2)

Despite such benefits, significant barriers exist for diverse employees advancing within their careers. Women enter the workforce in almost equal numbers as men (48%). However, they only comprise 22% of the executive suite; as a percentage of representation, this indicates a drop of 26%. Similarly, people of color comprise 33% of entry level positions, but only 13% of the c-suite.(3)
In November, 2019, Fortinet published a report titled “Why Gender Diversity in Cybersecurity Matters to the Business: Filling the Skills Gap by Closing the Gender Gap” along with online articles on the benefits of gender diversity in cybersecurity. As Philip Quade, Fortinet’s Chief Information Security Officer stated “We need to reimagine how the industry attracts, trains and retains great talent. Across many different industries and organizations, diversity is now recognized as a competitive advantage.”(4)

(1)
McKinsey & Company, “Delivering through Diversity.”, January 2018
(https://www.mckinsey.com/~/media/mckinsey/business%20functions/organization/aur%20insights/delivering%20through%20diversity/delivering-through-diversity_full-report.ashx)

(2)
Holger, Dieter, “The business case for more diversity” Wall Street Journal, October 26, 2019 (https://www.wsj.com/artides/the-bus ness-case-for-more-diversity-11572091200)

(3)
McKinsey & Company, “Women in the Workplace 2018”, (https://womenintheworkplace.com/)

(4)
https://www.forbes.com/sites/forbestechcouncil/2019/11/01/creating-a-more-diverse-sense-of-diversity/
#24916ec6dcla

However, Fortinet has not released meaningful information that allows investors to determine the effectiveness of its human capital management as it relates to workplace diversity. Stakeholders may become concerned that Fortinet’s statements are corporate puffery, language described by the United States Federal Trade Commission as marketing exaggerations intended to “puff up” products and not able to be relied upon by consumers and investors.
Investor desire for information on this issue is significant. In June, 2019, $1.74 trillion in represented assets released an Investor Statement which spoke to the importance of increased corporate transparency on workplace equity data. As it stated:
It is essential that investors have access to the most up-to-date and accurate information related to diverse workplace policies, practices, and outcomes.(5)
Voting Requirement to Approve Proposal
The affirmative vote of a majority of the shares of our common stock that are present in person or represented by proxy at the 2020 Annual Meeting and entitled to vote is required to approve Proposal Five.
Board of Directors’ Statement in Opposition
Given our focus on diversity and inclusion, the adoption of the proposal to publish an annual report assessing our diversity and inclusion efforts would not enhance our existing commitment to diversity and inclusion in a meaningful way, and so we oppose the proposal.
Our focus and leadership on diversity and inclusion is reflected throughout our organization, starting at the highest level. In 2017, our Board of Directors took proactive steps to rename its “Compensation Committee” as the “Human Resources Committee,” to reflect a focus beyond just compensation and on additional priorities including diversity and inclusion. The Board has added three female directors, including two female directors who have been added since October 2019 at the initiative of current directors, and seven members of the Board of Directors are diverse. Females make up 33% of the members of the current Board of Directors, and 78% of our current directors are diverse. Our diversity and inclusion statistics at the Board of Directors level, the highest level of leadership for our company, are significantly better compared to those of our public company direct competitors.
The Board of Directors, through the Human Resources Committee and with oversight of the entire Board, guides our diversity and inclusion priorities and is actively engaged with our management team on our diversity and inclusion initiatives. The Human Resources Committee tracks progress on these initiatives, setting progress updates on diversity and inclusion as a key agenda item for its regular meetings.
As a company, our top culture priorities for our employees align with our focus on diversity and inclusion. We believe in:
•
Openness: Sharing knowledge and information openly, and collaboratively considering a variety of diverse ideas and different perspectives.

•
Teamwork: Working collaboratively as a worldwide, diverse team to deliver results and solve challenging and complex problems to help our customers.

•
Innovation: The development of original ideas and solutions that help customers by attracting and retaining top, diverse talent from around the world.

Especially given the skills shortage in the information technology security industry, our success is dependent on building the most skilled workforce possible, a workforce that includes strong talent and security skillsets from around the world inclusive of employees from different backgrounds, genders, gender identities, sexual orientation, nationalities and experiences who can add unique ideas and diverse perspectives. To that end, we have built and continue to build a diverse workforce, inclusive of women, people of different nationalities, people with disabilities, people of color, people who are lesbian, gay, bisexual, transgender and/or gender nonconforming, first- and second-generation immigrants, veterans, and

(5)
https://www.asyousow.org/our-work/gender-workplace-equity-disdosure-statement people from different socioeconomic backgrounds. Based on industry data, our gender diversity is in line with industry benchmarks, and, as we have done at the Board level, we remain focused on the promotion of gender diversity to be more diverse than the industry benchmarks. We are truly a diverse, global company, with a substantial majority of our employees located outside of the United States in more than 80 countries. Our senior management team is comprised of diverse set of executives representing a number of different national origins. Currently, 54% of our U.S.-based workforce identifies as a minority, compared to 34% of industries U.S.-wide, as defined as Professional, Scientific, and Technical Services in the Employee Information Report EEO-1 maintained by the U.S. Equal Employment Opportunity Commission.
Additionally, we maintain an Affirmative Action Plan that contains quantitative analysis of our workforce and employment practices, identifies areas of strength and areas for improvement and describes specific, active steps to monitor performance and continuously improve.
We also encourage specific programs to bolster specific areas of diversity. For example, our FortiVet program has been a successful program to help veterans transition from military service into the cybersecurity industry, providing professional networking, training, mentoring and job opportunities. In 2019, the Military Times ranked us as one of the best employers for veterans. And this program is working. During the period from July 1, 2018 through June 30, 2019, we had an approximately 64% hiring selection rate for veterans, defined as the number of protected veteran new hires over the number of protected veteran applicants, compared to the 6% industry benchmark hiring selection rate for protected veterans.
Our diversity and inclusion efforts have contributed to positive employee-based recognition of our efforts. In 2017, the San Francisco Business Times named us as a Great Place to Work in the San Francisco Bay Area. We were honored with a Glassdoor Employees’ Choice Award recognizing Fortinet as the Best Places to Work in Canada in 2019. This award is based entirely on the input of employees who voluntarily provide feedback on their workplace experience. We received high ratings for our career opportunities and values. We have also been recognized as a Great Place to Work in Mexico, Brazil and India. We have a 4.5 out of a 5.0 overall company rating and 96% positive CEO rating in Glassdoor.
Finally, on our own initiative, we already describe in our public filings our commitment to diversity, and we submit that this confirmed commitment and our ongoing diversity and inclusion initiatives and tracking at the highest levels of leadership are the optimal way to manage this priority.
In sum, we do not believe that preparing a report describing our diversity and inclusion efforts in detail would enhance our efforts to encourage diversity and that instead it would merely be a redundant administrative process given our current and planned initiatives, ongoing commitment to diversity and inclusion, and Board-level tracking and oversight.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THIS PROPOSAL.

CORPORATE GOVERNANCE
Corporate Social Responsibility
Fortinet’s primary purpose, which we believe provides significant societal value, is to develop networking and security solutions that protect and empower our customers, thereby allowing them to focus on effectively accomplishing their respective missions. Our customers include healthcare providers; kindergarten to 12th grade schools; colleges and universities; critical infrastructure providers; small, medium and large businesses; and government organizations. Our products are designed to help empower organizations to protect their confidential and private information and intellectual property, and to run their businesses without the operational disruption that can result from attacks by sophisticated hackers.
Fortinet has amended the charter of the Governance Committee to include oversight of environmental, social, and governance (“ESG”) initiatives, and, in addition to Fortinet’s primary purpose, Fortinet’s priorities include multiple positive initiatives related to ESG matters, such as:
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People- and Community-First Approach.   Fortinet has significantly increased its hiring over the years, currently employing over 7,000 people. In addition to supporting these employees with compensation and healthcare, Fortinet provides employees valuable security training to help them with skillset and career development opportunities and help narrow the security skillset gap worldwide. Fortinet has also established programs designed to ensure fairness, diversity and inclusion in the workplace, and to provide opportunity based on merit. We also have programs designed to return value to the communities in which we live, such as community outreach and charitable giving programs. Fortinet founded the Cyber Threat Alliance to share threat intelligence with other security organizations, and we partner with various government organizations to share threat intelligence to fight bad actors. In each case, the goal is to better secure the world’s data and private information and to protect critical infrastructure and operations. We have processes in place that address the protection of human rights in our supply chain, and we avoid doing business with parties designated as high-risk from a human-rights perspective.

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COVID-19 Response.   Fortinet has showed leadership by establishing its COVID-19 Response Plan to combat the COVID-19 pandemic, with specific actions to help our employees, customers and community. We have taken steps to help protect the health and well-being of our employees; increased Fortinet’s employee charitable contribution matching program over tenfold to match employees’ contributions up to $2,000 per employee; provided customers free solutions to help organizations continue to do business with an abruptly increased remote workforce and free security training to help continue operations during this challenging time; and we are providing free online information technology security training for the public to help high school and college students and professionals augment their security skillsets to open career opportunities and generally help narrow the security skills gap.

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Environmental Responsibility.   Fortinet’s business strategy from its inception has promoted environmental sustainability by integrating multiple security and networking functions into one appliance that is more energy efficient and environmentally sustainable than the previous method of using multiple point products, which require multiple power sources, more space and more cooling. Fortinet also promotes environmentally sustainable operational practices worldwide, such as utilizing reusable energy in facilities, building Leadership in Energy and Environmental Design (“LEED”) Gold-certified facilities and supporting environmentally friendly practices such as electric-car usage. Fortinet also goes beyond regulatory requirements to restrict hazardous substances in its appliances and to ensure proper electronic waste removal and recycling of its appliances.

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Promoting Strong Governance.   Our focus on strong governance is evidenced by our corporate actions. In 2017, our Board of Directors renamed its “Compensation Committee” as the “Human Resources Committee,” to reflect a focus beyond just compensation, and in 2018, on the Board’s own initiative and without external prompting, our Board of Directors moved away from a staggered board to putting all incumbent directors up for reelection each year.

Fortinet does much more than what is outlined above to “do well while also doing good.” For more information regarding Fortinet’s corporate social responsibility and ESG initiatives please visit our website at https://www.fortinet.com/corporate/about-us/corporate-social-responsibility.html.
Corporate Governance Guidelines
We have adopted Corporate Governance Guidelines to establish the corporate governance policies which provide a structure within which the Board of Directors and management can effectively pursue Fortinet’s objectives for the benefit of our stockholders.
The Corporate Governance Guidelines are available on Fortinet’s website at investor.fortinet.com/corporate-governance-0.
Code of Business Conduct and Ethics
The Board of Directors sets high standards for Fortinet’s employees, officers and directors. Fortinet is committed to establishing an operating framework that exercises appropriate oversight of responsibilities at all levels throughout Fortinet and managing its affairs consistently with high principles of business ethics. Accordingly, Fortinet has adopted a Code of Business Conduct and Ethics, which is applicable to our and our subsidiaries’ directors, officers and employees.
The Code of Business Conduct and Ethics is available on Fortinet’s website at investor.fortinet.com/corporate-governance-0. Fortinet will disclose on its website any amendments to, or waivers of, the Code of Business Conduct and Ethics that are required to be disclosed by the rules of the SEC or Nasdaq.
Majority Voting Standard for Director Elections and Director Resignation Policy
Our amended and restated bylaws provide for a majority voting standard for uncontested elections of directors and require that stockholder director nominations include a written statement as to whether the nominee intends to tender an irrevocable resignation upon such nominee’s election or re-election. The majority voting standard provides that, in uncontested director elections, a director nominee will be elected only if the number of votes cast FOR the nominee exceeds the number of votes cast AGAINST the nominee. In addition, our Corporate Governance Guidelines address, among other provisions, the “holdover” director situation under the Delaware General Corporation Law (pursuant to which a director remains on the board of directors until such director’s successor is elected and qualified), by requiring each incumbent nominee to submit an irrevocable contingent resignation letter prior to the annual meeting of stockholders in which such election is to take place. Such resignation becomes effective only upon (i) such nominee’s failure to receive the requisite number of votes for re-election at any future meeting at which such person would face re-election and (ii) the Board of Directors’ acceptance of such resignation. If the nominee does not receive the requisite number of votes for re-election, the Governance Committee will make a recommendation to the Board of Directors as to whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will act on the Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results.
Director Independence
The Board of Directors has determined that, with the exception of Messrs. Ken Xie and Michael Xie, who are employees of Fortinet, all of the current members of the Board of Directors and nominees for director are “independent directors” as that term is defined in Nasdaq’s listing standards.
Board Meetings and Committees
During fiscal 2019, the Board of Directors held ten meetings. Each director attended at least 75% of the aggregate of all meetings of the Board of Directors, other than Gary Locke and Judith Sim. Additionally, each director attended at least 75% of all meetings held by all committees of the Board of Directors on which such director served during the past fiscal year. The Board of Directors has three standing committees: the Audit Committee, the Human Resources Committee and the Governance Committee.

Audit Committee
The Audit Committee is currently comprised of Messrs. Hsieh and Paisley and Ms. Hu, each of whom is “independent” as such term is defined for audit committee members by the listing standards of Nasdaq and the rules of the SEC. Mr. Paisley is the Chairperson of the Audit Committee. The Board of Directors has determined that each of Ms. Hu and Mr. Paisley is an “audit committee financial expert,” as defined in the rules of the SEC.
The Audit Committee is responsible for, among other things:
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selecting and hiring our independent auditors, and approving the audit and non-audit services to be performed by our independent auditors;

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evaluating the qualifications, performance and independence of our independent auditors;

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monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements;

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reviewing the adequacy and effectiveness of our internal control policies and procedures;

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discussing the scope and results of the audit with the independent auditors and reviewing with management and the independent auditors our interim and year-end operating results;

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preparing the Audit Committee Report that the SEC requires in our annual proxy statement;

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reviewing and overseeing related-person transactions; and

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reviewing and managing cybersecurity and other information technology risks, controls and procedures.

The Audit Committee held eight meetings during fiscal 2019. The Audit Committee has adopted a written charter approved by the Board of Directors, which is available on Fortinet’s website at investor.fortinet.com/corporate-governance-0.
The Audit Committee Report is included in this proxy statement on page 51.
Human Resources Committee
The Human Resources Committee is currently comprised of Ms. Sim and Messrs. Hsieh, Locke and Paisley, each of whom qualifies as an independent director under the listing standards of Nasdaq. Ms. Sim is currently the Chairperson of the Human Resources Committee. Messrs. Hsieh’s and Locke’s service on the Human Resources Committee will end at the 2020 Annual Meeting. Effective as of the 2020 Annual Meeting, Ms. Ducourty, who qualifies as an independent director under the listing standards of Nasdaq, will join the Human Resources Committee effective as of the 2020 Annual Meeting.
The Human Resources Committee is responsible for, among other things:
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reviewing and approving for our executive officers: their annual base salary, annual incentive bonus, equity compensation and other benefits, compensation or arrangements;

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reviewing and recommending compensation goals and objectives, and bonus and stock compensation criteria for our executive officers;

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preparing the Human Resources Committee Report that the SEC requires to be included in our annual proxy statement; and

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administering our equity compensation plans.

See “Executive Compensation — Compensation Discussion and Analysis” and “Executive Compensation — Compensation of Directors” for a description of Fortinet’s processes and procedures for the consideration and determination of executive officer and director compensation.
The Human Resources Committee held four meetings during fiscal 2019. The Human Resources Committee has adopted a written charter approved by the Board of Directors, which is available on Fortinet’s website at investor.fortinet.com/corporate-governance-0.
The Human Resources Committee Report is included in this proxy statement on page 37.

Governance Committee
The Governance Committee is currently comprised of Messrs. Hsieh, Locke and Neukom and Ms. Sim, each of whom qualifies as an independent director under the listing standards of Nasdaq. Mr. Locke is the Chairperson of the Governance Committee. Mr. Locke’s service on the Governance Committee will end at the 2020 Annual Meeting, at which point Mr. Hsieh will become the Chairperson of the Governance Committee effective as of the 2020 Annual Meeting.
The Governance Committee is responsible for, among other things:
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assisting the Board of Directors in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to the Board of Directors;

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reviewing developments in corporate governance practices and developing and recommending corporate governance guidelines;

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recommending to the Board of Directors and overseeing programs relating to corporate responsibility and sustainability, including ESG matters;

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reviewing and assessing with management performance, risks, controls and procedures relating to corporate responsibility and sustainability;

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overseeing the evaluation of the Board of Directors; and

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recommending members for each committee of the Board of Directors.

The Governance Committee will consider recommendations of candidates for the Board of Directors submitted by stockholders of Fortinet; see “Process for Recommending Candidates for Election to the Board of Directors” below.
The Governance Committee held four meetings during fiscal 2019. The Governance Committee has adopted a written charter approved by the Board of Directors, which is available on Fortinet’s website at investor.fortinet.com/corporate-governance-0.
Human Resources Committee Interlocks and Insider Participation
Ms. Sim and Messrs. Hsieh, Locke and Paisley served as members of the Human Resources Committee during fiscal 2019. None of the members of the Human Resources Committee during fiscal 2019 is or has in the past served as an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Board of Directors or the Human Resources Committee during fiscal 2019.
Anti-Hedging and Anti-Pledging Policy
Our insider trading policy prohibits our directors, officers, employees and agents (such as consultants and independent contractors) from engaging in any form of hedging or similar transactions with respect to our securities, including those involving options, puts, calls or other derivative securities. Our directors, officers, employees and agents are also prohibited from pledging our securities as collateral for loans and from holding our securities in margin accounts.
Board Leadership Structure
Our Corporate Governance Guidelines provide the Board of Directors with flexibility to select the appropriate leadership structure depending on what the Board of Directors determines is in Fortinet’s best interests at a given time. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of our stockholders. A copy of our Corporate Governance Guidelines is available on our website at investor.fortinet.com/corporate-governance-0.

Mr. Neukom currently serves as our Lead Independent Director and Mr. Ken Xie serves as our Chairman and Chief Executive Officer. In addition to the duties of all members of the Board of Directors, Mr. Neukom’s principal responsibilities as our Lead Independent Director are to: preside over executive sessions of the Board of Directors; review and comment on the agenda for meetings of the Board of Directors in consultation with the Chairman and Chief Executive Officer and other members of the Board of Directors; act as principal liaison between the independent directors and the Chairman and Chief Executive Officer on sensitive issues; raise issues with management on behalf of the independent directors when appropriate; and assess the quality, quantity and timeliness of the flow of information from management that is necessary for the independent directors to effectively and responsibly perform their duties.
The Board of Directors believes that the current leadership structure provides an appropriate balance between strong leadership from our Chairman and Chief Executive Officer and oversight by independent directors. In particular, this structure capitalizes on the expertise and experience of Messrs. Ken Xie and Neukom, as it permits Mr. Xie to serve as a bridge between the Board of Directors and management, helping both to act with a common purpose and providing critical leadership for carrying out our strategy and confronting challenges, while Mr. Neukom ensures independence of the Board of Directors from management and as Lead Independent Director can call and chair meetings of the independent directors separate and apart from the Chairman. The Board of Directors also believes that there may be other advantages to having a Lead Independent Director for matters such as communications and relations between the Board of Directors, the Chief Executive Officer and the other members of our senior management, and in assisting the Board of Directors in reaching consensus on particular strategies and policies. Messrs. Ken Xie and Michael Xie, as the only two management directors, do not participate in sessions of non-management directors, and non-management directors meet regularly in executive session without management.
Board of Directors’ Role in Risk Oversight
The Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and to enhance stockholder value. A fundamental part of risk management is not only understanding the most significant risks that Fortinet faces and what steps management is taking to manage those risks but also understanding what level of risk is appropriate for Fortinet. The involvement of the full Board of Directors in reviewing Fortinet’s business is an integral aspect of its assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk for Fortinet.
While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board of Directors also have responsibility for risk management. The charter of the Audit Committee provides that one of the Audit Committee’s responsibilities is oversight of certain compliance matters and risks related to data privacy and cybersecurity. In addition, in setting compensation, the Human Resources Committee strives to create incentives that encourage a level of risk-taking consistent with Fortinet’s business strategy and to encourage a focus on building long-term value at Fortinet. The Board also directly oversees certain strategic risks to Fortinet and other risk areas not delegated to one of its committees.
At periodic meetings of the Board of Directors and its committees and in other meetings and discussions, management reports to and seeks guidance from the Board of Directors and its committees with respect to the most significant risks that could affect our business, such as legal risks and financial, tax and audit related risks. In addition, management provides the Audit Committee periodic reports on Fortinet’s compliance programs and efforts, investment policy and practices.
Process for Recommending Candidates for Election to the Board of Directors
The Governance Committee is responsible for, among other things, determining the criteria for membership to the Board of Directors and recommending candidates for election to the Board of Directors. It is the policy of the Governance Committee to consider recommendations for candidates to the Board of Directors from stockholders. Stockholder recommendations for candidates to the Board of

Directors must be directed in writing to Fortinet, Inc., 899 Kifer Road, Sunnyvale, California 94086, Attention: Corporate Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and Fortinet within the last three years and evidence of the nominating person’s ownership of Fortinet’s common stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for membership on the Board of Directors, including issues of character, judgment, diversity, including whether the person is a current or former chief executive officer or chief financial officer of a public company or the head of a division of a large international organization, independence, expertise, corporate experience, length of service, other commitments and the like, personal references and an indication of the candidate’s willingness to serve. There are no differences in the manner by which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or the Board of Directors.
The Governance Committee’s criteria and process for evaluating and identifying the candidates that it recommends to the full Board of Directors for selection as director nominees are as follows:
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The Governance Committee evaluates the current composition and organization of the Board of Directors.

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The Governance Committee reviews on at least an annual basis the desired qualifications and characteristics for membership on the Board of Directors.

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The Governance Committee evaluates the performance of individual members of the Board of Directors eligible for re-election and selects, or recommends for the selection of the Board of Directors, the director nominees for election to the Board of Directors by our stockholders at the annual meeting of stockholders.

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In its evaluation of director candidates, including the members of the Board of Directors eligible for re-election, the Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors and considers: (i) the current composition and organization of the Board of Directors and the needs of the Board of Directors and its committees; (ii) such factors as character, judgment, diversity, expertise, business experience, length of service, independence, other commitments and the like; and (iii) such other factors as the Governance Committee may consider appropriate. The Governance Committee considers diversity of skills, experience, gender and race, among other factors, in evaluating candidates for the Board of Directors.

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While the Governance Committee has not established specific minimum qualifications for director candidates, the Governance Committee believes that candidates and nominees must reflect a Board of Directors that is comprised of directors who: (a) are predominantly independent; (b) are of high integrity; (c) have broad, business-related knowledge and experience at the policy-making level in business or technology, including their understanding of the networking security industry and Fortinet’s business in particular; (d) have qualifications that will increase overall effectiveness of the Board of Directors; and (e) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members.

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With regard to candidates who are properly recommended by stockholders or by other means, the Governance Committee will review the qualifications of any such candidate, which review may, in the Governance Committee’s discretion, include interviewing references for the candidate, direct interviews with the candidate, or other actions that the Governance Committee deems necessary or proper.

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In evaluating and identifying candidates, the Governance Committee has the authority to retain and terminate any third-party search firm that is used to identify director candidates and has the authority to approve the fees and retention terms of any search firm.

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The Governance Committee will apply these same principles when evaluating candidates for the Board of Directors who may be elected initially by the full Board of Directors to fill vacancies or add additional directors prior to the annual meeting of stockholders at which directors are elected.

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After completing its review and evaluation of director candidates, the Governance Committee recommends to the full Board of Directors the director nominees.

Attendance at Annual Meetings of Stockholders by the Board of Directors
Although Fortinet does not have a formal policy regarding attendance by members of the Board of Directors at Fortinet’s annual meeting of stockholders, Fortinet welcomes, but does not require, directors to attend. Ken Xie was the only director who attended Fortinet’s 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”).
Contacting the Board of Directors
Stockholders who wish to communicate with the members of the Board of Directors may do so by sending a letter to Fortinet’s Corporate Secretary, c/o Fortinet, Inc., 899 Kifer Road, Sunnyvale, California 94086, or by fax to (408) 235-7737. The Corporate Secretary reviews all incoming stockholder communications (except for mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material) and, if appropriate, routes such communications to the appropriate member(s) of the Board of Directors, or if none is specified, to the Lead Independent Director.

EXECUTIVE OFFICERS
The names of our executive officers, their ages, their positions with Fortinet and other biographical information, as set forth below, are as of March 31, 2020. Messrs. Ken Xie and Michael Xie are brothers. There are no other family relationships among any of our directors or executive officers.
Name	Age	Position
Ken Xie	57	Chief Executive Officer and Chairman of the Board of Directors
Michael Xie	51	President, Chief Technology Officer and Director
Keith Jensen	61	Chief Financial Officer
John Whittle	51	Executive Vice President of Corporate Development, General Counsel and Corporate Secretary
Ken Xie.   For a brief biography of Mr. Ken Xie, please see “Proposal One — Election of Directors — Information Regarding the Board of Directors and Director Nominees.”
Michael Xie.   For a brief biography of Mr. Michael Xie, please see “Proposal One — Election of Directors — Information Regarding the Board of Directors and Director Nominees.”
Keith Jensen has served as our Chief Financial Officer since May 2018 and has served as our Chief Accounting Officer since July 2015. From February 2018 to May 2018, Mr. Jensen served as our Interim Chief Financial Officer. Mr. Jensen served as our Vice President of Finance and Corporate Controller from May 2014 to July 2015. From November 2012 to May 2014, Mr. Jensen served in various positions at DataDirect Networks, Inc., a data storage provider, including as its Chief Accounting Officer and Chief Administrative Officer. From February 2006 to November 2012, Mr. Jensen served in various positions at Sybase, Inc. (which was acquired by SAP America, Inc. in July 2010), an enterprise software and services company, including as Sybase’s Chief Financial Officer and Chief Accounting Officer. Prior to Sybase, from October 1999 to January 2006, Mr. Jensen served as Chief Financial Officer of Dorado Network Systems Corporation, a provider of software solutions to financial service companies. Mr. Jensen also previously held several positions with Coopers & Lybrand, including audit manager. Mr. Jensen holds a B.S. in Business from California State University, Sacramento.
John Whittle has served as our General Counsel since October 2006, Corporate Secretary since January 2007, Vice President of Corporate Development from October 2010 until January 2019 and Executive Vice President of Corporate Development since January 2019. From March 2006 to October 2006, Mr. Whittle was Vice President and General Counsel for Ingres Corporation, an open source database company formed by a divestiture from Computer Associates. Prior to working at Ingres, from January 2000 to March 2005, Mr. Whittle was Vice President and General Counsel for Corio, Inc., an enterprise application services provider. Mr. Whittle worked from March 2005 to March 2006 with International Business Machines Corporation following its acquisition of Corio. Prior to joining Corio, Mr. Whittle was an attorney at the law firm of Wilson Sonsini Goodrich & Rosati, P.C. from 1996 to 2000, representing technology companies in general corporate matters, mergers and acquisitions and initial and follow-on public offerings. Mr. Whittle holds a B.A. in history from the University of Virginia and a J.D. from Cornell University Law School.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This compensation discussion and analysis provides information about the 2019 compensation arrangements for each individual who served as one of our executive officers during 2019, who were as follows:
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Ken Xie, our Chief Executive Officer;

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Michael Xie, our President and Chief Technology Officer;

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Keith Jensen, our Chief Financial Officer; and

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John Whittle, our Executive Vice President of Corporate Development, General Counsel and Corporate Secretary.

We refer to these individuals as “named executive officers” in this proxy statement. Because we had no other executive officers during 2019, each one of our executive officers was a named executive officer in 2019.
This compensation discussion and analysis should be read together with the compensation tables and related disclosures that follow it. This discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.
Overview
We compete with many other technology companies in seeking to attract and retain highly skilled top talent. We also seek to keep our employees highly motivated. To meet these challenges, we designed our executive compensation program to attract, retain and motivate our named executive officers to enhance stockholder value by:
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offering base pay and total compensation opportunities that are competitive compared with market and peer company data for the technology industry;

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linking compensation to our operating, financial and stock price performance by making elements of each named executive officer’s compensation dependent on our overall company performance and the creation of stockholder value;

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emphasizing equity pay and long-term incentives in order to incentivize contributions towards our growth and the creation of long-term value for our stockholders; and

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ensuring fairness among our executive team by recognizing the contributions each named executive officer makes to our success.

Because our compensation program is designed to align our named executive officers’ compensation with our operating, financial and stock price performance, you should consider our executive compensation decisions in the context of these areas of our performance during 2019. Specifically:
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Total revenue for 2019 was $2.16 billion, an increase of approximately 20% compared to $1.80 billion for 2018;

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GAAP operating income for 2019 was $344.2 million, an increase of approximately 49% compared to $231.0 million for 2018;

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Our stock price as of December 31, 2019 was $106.76, an increase of approximately 52% compared to $70.43 as of December 29, 2018; and

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Our stock price as of December 31, 2019 was $106.76, compared to $70.43 as of December 29, 2018.

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As we celebrated the ten-year anniversary of our initial public offering at the end of 2019, we were a top-performing company in the technology sector for the past decade, with a greater-than 1,000% return on investment during that period.

Role of the Human Resources Committee in Executive Compensation Decisions
The Human Resources Committee of the Board of Directors has overall responsibility for approving the compensation of our named executive officers. Members of the Human Resources Committee are appointed by the Board of Directors. See “Corporate Governance — Board Meetings and Committees — Human Resources Committee” for more detail about the responsibilities and procedures of the Human Resources Committee.
Role of Compensation Consultant
The Human Resources Committee relies on its independent compensation consultant to provide advice on matters relating to the compensation of our named executive officers and non-employee directors. For 2019, the Human Resources Committee engaged Compensia, Inc. (“Compensia”) in this capacity. A representative of Compensia generally attends meetings of the Human Resources Committee. In addition, Compensia provided competitive market assessments our executive and non-employee director compensation programs, supported the finalization of the terms of our Amended and Restated 2009 Fortinet, Inc. Equity Incentive Plan (the “2009 Plan”), reviewed the Compensation Discussion and Analysis section of our proxy statement and provided support on other matters as requested by the Human Resources Committee.
For 2019, the Human Resources Committee also engaged Compensia to provide and to report on the results of a competitive assessment of the compensation of our named executive officers, which is based on analysis of market and peer company compensation data. This assessment is one factor considered by the Human Resources Committee as discussed in more detail below under “— Determining the Amount of Elements of Executives’ Compensation in 2019.” Compensia reports directly to the Human Resources Committee and provided no services to us other than the consulting services to the Human Resources Committee. Based on consideration of the various factors set forth in the rules of the SEC and Nasdaq listing standards, the Human Resources Committee does not believe that its relationship with Compensia and the work of Compensia on behalf of the Human Resources Committee has raised any conflict of interest.
Role of Executives in Executive Compensation Decisions
The Human Resources Committee generally seeks input from our Chief Executive Officer, Mr. Ken Xie, when discussing the performance of and compensation levels for our named executive officers other than for himself and Mr. Michael Xie. Neither Mr. Ken Xie nor any of our other named executive officers participates in deliberations relating to their own compensation, and Messrs. Ken Xie and Michael Xie do not participate in deliberations related to each other’s compensation.
Stockholder Advisory Vote on Named Executive Officer Compensation
Our stockholders will have the opportunity again at this year’s 2020 Annual Meeting to vote on our named executive officer compensation through the stockholder advisory vote (commonly known as a “say-on-pay” vote) included as Proposal Three in this proxy statement. At each of our past two annual meetings of stockholders, over 93% of the stockholder votes cast were cast in favor of our named executive officer compensation. The Human Resources Committee considers input from our stockholders and the outcome of our annual say-on-pay votes when making future executive compensation decisions and, to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, the Human Resources Committee will seek to understand and consider our stockholders’ concerns and will evaluate whether any actions are appropriate to address those concerns. Since the 2019 stockholder vote on executive compensation occurred after the Human Resources Committee had established all of the compensation elements for 2019, the Human Resources Committee could only take into consideration the 2019 stockholder vote in establishing executive compensation for 2020. We encourage you to review this “Executive Compensation” section, together with the compensation tables that follow, prior to casting your advisory vote on the “say-on-pay” proposal.
Elements of Our Compensation Program
The four key elements of our compensation program for our named executive officers are base pay, variable pay, equity-based awards and our benefits programs. As a total package, we design our compensation program to enable us to attract and retain talent who we believe will enhance Fortinet’s long-term value. The individual elements of Fortinet’s compensation program are designed to satisfy this larger goal in specific ways as described below. For a detailed discussion of the amounts awarded to our named executive officers during 2019, see “— Determining the Amount of Elements of Executives’ Compensation in 2019” below.
Base Pay.   We establish base pay that is both reasonable and competitive in relation to the competitive market of similar companies in the technology industry. The Human Resources Committee monitors competitive base pay levels at least annually and makes adjustments to base pay as appropriate. In general, a named executive officer’s base pay level should reflect that individual’s overall sustained performance and contribution over time. The Human Resources Committee sets base pay to provide the ongoing reward for each named executive officer’s work and contribution and to be competitive in attracting or retaining the executive. Any increases in base pay are provided generally on an annual basis.
Variable Pay.   Rewarding performance through cash variable pay is an important element of named executive officer compensation. We design our variable pay program to be both reasonable and competitive in relation to the market. Our senior management incentive bonus program is designed to motivate our named executive officers to achieve business goals and to align payouts with actual results. The variable pay incentives are based on a formulaic assessment of our financial performance and an assessment of each individual’s performance. A factor in this evaluation is our executive “peer review” process, in which our broader executive team reviews the performance of the other members of the team, including certain of the named executive officers, on a quarterly basis, and their confidential feedback is reviewed by the Human Resources Committee when considering individual variable pay incentives. We believe the executive peer review motivates executive officers to work together in a productive fashion. The Human Resources Committee has the discretion to increase or decrease a payout under our variable pay program at any time in the event that it determines that circumstances warrant adjustment.
Equity-Based Awards.   The Human Resources Committee designs our equity-based awards to be both reasonable and competitive in relation to the market.
As described in more detail below, we design our equity-based awards to help retain talent over a period of time and to provide our named executive officers with a long-term reward that aligns their interests with those of our stockholders. The Human Resources Committee considers a number of factors when determining the size of equity awards, including competitive market data, named executive officer performance, the proposed award’s retention value, the value of unvested equity awards already held by the named executive officer and a review of the named executive officer’s overall compensation package, which takes into account our approach to base pay and variable pay. Initial equity awards granted upon hire are generally designed to attract experienced executives with established records of success and help retain them over the long term. Subsequent equity awards are designed to help retain and incentivize our named executive officers.
The Human Resources Committee approved “refresh” awards of stock options and restricted stock units (“RSUs”) to our named executive officers in January 2019. In fiscal 2019, the Human Resources Committee granted stock options and RSUs, which represent a right to receive shares of our common stock upon vesting over time. The Human Resources Committee determined to grant stock options and RSUs based on an evaluation of the objectives of our compensation program and taking into consideration market practice among companies in our compensation peer group. The Human Resources Committee grants stock options and RSUs in order to: create a stronger and more visible link between executive pay and Fortinet’s stock price performance; further align our executives’ interests with those of our stockholders; to better incentivize and retain our senior executives; and maintain a long-term incentive program that is competitive with practices at peer companies. The Human Resources Committee considers stock options a strong pay-for-performance vehicle as the value of a stock option is limited to the excess of then-current stock price over the exercise price of the option. Stock options also support a long-term perspective as the grants to our named executive officers in fiscal 2019 vest over four years and can be exercised for up to seven years after grant.
Information on the vesting schedules for the awards of stock options and RSUs made to our named executive officers in 2019 can be found below in “— Determining the Amount of Elements of Executives’ Compensation in 2019 — Equity-Based Awards.” See “— Outstanding Equity Awards at 2019 Fiscal Year-End Table” for additional information regarding the outstanding and unvested equity awards held by each named executive officer as of the end of fiscal 2019.
Benefits Programs.   We provide our named executive officers the following benefits: health and welfare benefits, including participation in our 401(k) retirement plan; group health insurance plans; and life, disability and accidental death insurance plans. Our named executive officers generally receive the same benefits as those provided to our other U.S. employees and do not receive any additional perquisites. We design our employee benefits programs to be both cost-effective and competitive in relation to the market as well as compliant with applicable laws and practices. We adjust our benefits programs as needed based upon regular monitoring of applicable laws and practices and the overall market.
Determining the Amount of Elements of Executives’ Compensation in 2019
Peer Group.   In October 2018, with assistance from Compensia, the Human Resources Committee developed and approved a compensation peer group as a source of competitive market data for evaluating the compensation of our executive officers and to support pay decisions for 2019.
This peer group included the 18 technology companies listed below, each of which had annual revenue ranging from approximately $800 million to $3.3 billion and market capitalizations generally ranging from $7.6 billion to $30.3 billion.
ANSYS	IPG Photonics
Arista Networks	Palo Alto Networks
Cadence Design Systems	Splunk
Check Point Software	SS&C Technologies
Citrix Systems	Synopsys
CoStar Group	Tableau Software
F5 Networks	Tyler Technologies
FactSet Research Systems	Ultimate Software Group
GoDaddy	VeriSign
For 2019, the Human Resources Committee removed Fair Isaac, FireEye, J2 Global, Nuance Communications and Viasat, from the peer group and added Arista Networks, Check Point Software, Citrix Systems and Synopsys to the peer group.
Base Pay.   As part of our annual performance review process and review of named executive officers’ compensation, early each year the Human Resources Committee assesses the performance of the named executive officers, considering factors such as company performance, department performance and individual performance, including the named executive officer’s expertise, position, past contributions to Fortinet and potential future contributions to Fortinet. Largely as a result of this assessment and taking into account reasonable annual base pay increase practices and Compensia’s data and analysis, the Human Resources Committee considered whether and how much to adjust the base pay of the named executive officers.
Taking into consideration performance and reasonable merit increases to position salary for our named executive officers generally at or around the 50th percentile of the market, in January 2019, the Human Resources Committee raised the annual base pay of Mr. Ken Xie by 20% to $750,000, Mr. Jensen by 10.5% to $442,000 and Mr. Whittle by 2% to $403,000, and kept the annual base pay of Mr. Michael Xie at $427,000. After these increases, salary for our named executive officers was generally positioned around the 50th percentile of the competitive market.

Equity-Based Awards.   In granting stock options and RSUs to our named executive officers in 2019, the Human Resources Committee exercised its judgment and considered, among other things, the role and contribution of the named executive officer, the value of unvested stock options and RSUs already held by the executive and Compensia’s data and analysis.
In January 2019, the Human Resources Committee approved “refresh” awards of stock options exercisable for up to 146,976 shares for Mr. Ken Xie, 64,857 shares for Mr. Michael Xie, 47,136 shares for Mr. Jensen and 33,594 shares for Mr. Whittle. Each of these stock options was granted in accordance with Fortinet’s Equity Award Grant Policy discussed in “— Timing of Equity Awards” below, and vests over four years, with 25% vesting one year from February 1, 2019 and the remainder vesting monthly thereafter.
Also in January 2019, the Human Resources Committee approved “refresh” awards of 48,992 RSUs for Mr. Ken Xie, 21,619 RSUs for Mr. Michael Xie, 15,712 RSUs for Mr. Jensen and 11,198 RSUs for Mr. Whittle. Each of these RSUs was granted in accordance with Fortinet’s Equity Award Grant Policy discussed in “— Timing of Equity Awards” below, and vests over four years, with 25% vesting one year from February 1, 2019 and the remainder vesting quarterly thereafter.
Variable Pay.   We determine the executive’s actual level of variable compensation in accordance with the terms of the Senior Management Bonus Program (the “Bonus Program”) approved by the Human Resources Committee for the year. In developing the framework, we seek to set total cash compensation (i.e. base salary plus variable pay) to meet our goal of ensuring that our cash compensation levels are competitive and to enable us to retain and motivate our named executive officers.
In 2019, the Human Resources Committee based the Bonus Program funding on achievement of revenue and operating income targets, as set forth in more detail below, with 60% of the bonus pool funding based on revenue achievement and 40% based on operating income achievement. The Human Resources Committee weighted the Bonus Program funding more heavily toward achieving revenue over operating income because it believed that, at this stage, a continued focus on growing revenue would help drive our long-term success and result in greater opportunity for profit in the future and enhanced stockholder value. However, because we believe it is important for our executives to monitor expenses closely as well, the Human Resources Committee also based a portion of the bonus pool funding on our operating income performance. Operating income for purposes of the Bonus Program is not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) but rather is defined as net income plus income taxes, stock-based compensation, interest income and foreign exchange currency gains or losses and other adjustments to GAAP income as defined in our non-GAAP definition for external reporting purposes.
For purposes of the Bonus Program, a minimum performance level (based on a percentage of the revenue and operating income target levels) had to be met before funding could occur. For 2019, threshold (i.e. the minimum) performance level was 90% of both the revenue target and the operating income target. Once the threshold performance level was attained, the funding of the bonus payments for our named executive officers was to increase on a graduated basis for each of the revenue portion and the operating income portion as follows:
Revenue Performance	Funding Amount
90% – 100%	40% funding for performance at 90% and 6% funding for every additional 1% of performance between 90% and 100%
100% – 140%	1% funding for every additional 1% of performance between 100% and 140%
Operating Income Performance	Funding Amount
90% – 100%	40% funding for performance at 90% and 6% funding for every additional 1% of performance between 90% and 100%
100% – 140%	1% funding for every additional 1% of performance between 100% and 140%

For example, for the revenue portion for our named executive officers:
•
At 90% achievement of the revenue target, the revenue portion of the Bonus Program would be funded at 40%;

•
At 95% achievement of the revenue target, the revenue portion of the Bonus Program would be funded at 70%;

•
At 100% achievement of the revenue target, the revenue portion of the Bonus Program would be funded at 100%; and

•
At 140% achievement of the revenue target, the revenue portion of the Bonus Program would be funded at 140%.

Bonuses payments were calculated and awarded quarterly. Bonus payments were based on unaudited, preliminary revenue and operating income results. Adjustments based on actual revenue and operating income results may be made in subsequent quarters at the Human Resources Committee’s discretion.
Individual target bonuses under the Bonus Program are expressed as a percentage of the named executive officer’s base salary for 100% goal achievement. During 2019, our Chief Executive Officer made recommendations for target bonuses to the Human Resources Committee for Messrs. Jensen and Whittle, taking into consideration company achievement versus the financial targets discussed below and peer group data. The Human Resources Committee in turn gave final approval after discussing the recommendations. The Human Resources Committee approved target bonuses for Messrs. Ken Xie and Michael Xie based upon the same criteria under the Bonus Program.
For 2019, the Human Resources Committee approved target bonuses of 100% of base salary for Mr. Ken Xie, 65% of base salary for Mr. Michael Xie, 70% of base salary for Mr. Jensen and 60% of base salary for Mr. Whittle. See “— 2019 Summary Compensation Table” below. As noted above, the Bonus Program was based on revenue and operating income performance targets set at the beginning of the year. The targets were set at levels determined to be challenging and requiring substantial effort on the part of senior management. For 2019, we achieved between 99% and 101% of our quarterly and annual revenue targets and we achieved between 102% and 111% of our quarterly and annual operating income targets. The Human Resources Committee approved bonus payments for our senior management for 2019 based on achievement of these corporate goals and the individual performance of certain of our named executive officers as evaluated pursuant to the “peer review” process described above. The following charts set forth both the target levels for our revenue and operating income performance, the revenue and operating income levels actually achieved, and the percentages of target revenue actually achieved.

2019 Revenue
$2,500
$2,000
$1,500
$1,000
$500
$0
$M
99%
100%
101%
100%
Q1
Q2
Q3
Year
Actual
Target

2019 Operating Income
$600
$500
$400
$300
$200
$100
$0
$M
102%
108%
111%
104%
Q1
Q2
Q3
Year
Actual
Target

Benefits Programs.   In 2019, our named executive officers received the same employee benefits as our other U.S.-based employees and did not receive any additional perquisites. Additional details regarding our benefits programs can be found above in “— Elements of Our Compensation Program — Benefits Programs.”
Amended and Restated Change of Control Severance Agreements
Effective August 2019, we entered into an Amended and Restated Change of Control Severance Agreement with each of our named executive officers. In addition to extending the term of each named executive officer’s existing Change of Control Severance Agreement to August 7, 2024, the Amended and Restated Change of Control Severance Agreements also aligned the change of control terms for each of our named executive officers.
These Amended and Restated Change of Control Severance Agreements provide for payments and benefits upon termination of their employment in specified circumstances. These arrangements (including potential payments and terms) are discussed in more detail in the “— Potential Payments Upon Termination or Change of Control” section below. We believe that these agreements help us from a retention standpoint, and they are particularly necessary in an industry such as ours, where there has been market consolidation. We believe that entering into these agreements helps the named executive officers maintain continued focus and dedication to their assigned duties to maximize stockholder value. The terms of these agreements were determined after review by the Human Resources Committee of our retention goals for each named executive officer, as well as analysis of market data, similar agreements established by our peer group and applicable law.
Timing of Equity Awards
The Human Resources Committee approved grants of both “refresh” stock options and RSUs to our named executive officers in January 2019. The Board of Directors and Human Resources Committee reserve the right, however, to grant stock options, RSUs, PSUs or other equity awards at other times during the year. With respect to newly hired employees, our practice is typically to grant equity awards at the first quarterly meeting of the Human Resources Committee following such employee’s hire date.
Pursuant to our Equity Award Grant Policy, equity awards are granted effective as of the date that is the tenth trading day on Nasdaq following the date of our next quarterly earnings announcement following the meetings of the Human Resources Committee or the Board of Directors when such equity awards were approved.
Performance-Based Compensation Recovery Policy
The Human Resources Committee has adopted a compensation recovery policy that allows us to recover or “clawback” performance-based cash compensation from certain employees who participate in the Bonus Program in the event of a material restatement of our financial results. Under the policy, if the material restatement would result in any performance-based cash compensation paid under the Bonus Program during the three years preceding the restatement to have been lower had it been calculated based on such restated results, we may recover the amounts in excess of what would have been paid under the restatement from any participant who received such performance-based cash compensation and who is determined to have engaged in intentional or unlawful misconduct that materially contributed to the need for such restatement. The Board of Directors (or a committee designated by the Board of Directors) has the sole authority to enforce this policy, and it is limited by applicable law.
Effect of Accounting and Tax Treatment on Compensation Decisions
In the review and establishment of our compensation program, we consider the anticipated accounting and tax implications to us and our executives. In this regard, we have historically used stock options, RSUs and PSUs, and we reserve the right to use other forms of equity, as additional forms of equity incentives in response to changes in the accounting treatment of equity awards and taking into consideration potential impact on dilution and competitive practices. While the Human Resources Committee considers the applicable accounting and tax treatment, these factors alone are not determinative, and the Human Resources Committee also considers the cash and non-cash impact of the programs and whether a program is consistent with our overall compensation philosophy and objectives.
Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows the deductibility by any publicly held corporation of individual compensation expenses in excess of $1 million paid to certain executive officers within a taxable year. The Tax Cuts and Jobs Act, which was signed into law in December 2017, limited or eliminated the “performance-based compensation” exception to the Section 162(m) deductibility limit, effective for tax years beginning after December 31, 2017. As a result, any compensation paid to such executive officers in excess of $1 million will be non-deductible unless such compensation was previously exempt and is payable pursuant to a written binding contract that was in effect on November 2, 2017. We believe it is likely that compensation income recognized upon the exercise of stock options granted prior to November 2, 2017 will continue to be tax deductible in future years. However, because the tax reform changes are complex and their effect is unsettled, we can offer no such assurance of deductibility. All other compensation paid after December 31, 2017 to such executive officers in excess of $1 million, including cash compensation, stock options, RSUs and PSUs awarded or modified after November 2, 2017, will be non-deductible. We expect that the Human Resources Committee will continue to seek to balance the cost and benefit of tax deductibility with our executive compensation goals designed to promote stockholder interests, retaining discretion to approve compensation that is non-deductible when it believes that such payments are appropriate to attract and retain executive talent. As a result, we expect that a significant portion of future cash and equity payments to our executive officers may not be tax deductible under Section 162(m).
Human Resources Committee Report
The Human Resources Committee oversees our compensation policies, plans and benefit programs. The Human Resources Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Human Resources Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
Respectfully submitted by the members of the Human Resources Committee of the Board of Directors
Judith Sim (Chairperson)
Ming Hsieh
Gary Locke
Christopher B. Paisley

2019 Summary Compensation Table
The following table presents information concerning the compensation of the named executive officers for the years ended December 31, 2019, 2018 and 2017.
Name and Principal Positions	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Ken Xie Chief Executive Officer	2019	750,000	—	3,985,666	4,139,334	754,923	—	9,629,923
	2018	625,000	—	3,003,220	2,453,000	680,466	—	6,761,686
	2017	450,882	—	1,221,810	1,862,000	425,746	—	3,960,438
Michael Xie President and Chief Technology Officer	2019	427,000	—	1,758,779	1,826,589	279,372	—	4,291,740
	2018	427,000	—	1,420,673	1,393,304	232,447	—	3,473,424
	2017	397,838	—	733,086	1,489,600	187,829	—	2,808,353
Keith Jensen Chief Financial Officer	2019	442,000	—	1,278,225	1,327,507	340,797	5,188	3,393,717
	2018	400,000	40,000(4)	600,644	981,200	229,116	5,052	2,256,012
John Whittle Executive Vice President of Corporate Development, General Counsel and Corporate Secretary	2019	403,000	—	910,995	946,119	246,000	5,500	2,511,614
	2018	395,000	—	876,189	859,041	260,960	5,500	2,396,690
	2017	365,514	—	366,543	1,117,200	216,230	4,619	2,070,106

(1)
The amounts shown represent the aggregate grant date fair value of equity awards granted in the years shown, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The assumptions used in the valuation of these awards are set forth in note 12 to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 26, 2020. The grant date fair value of these awards is determined for financial statement reporting purposes and does not correspond to the actual value that the named executive officers will receive from the awards.

(2)
See “— Grants of Plan-Based Awards in 2019 Table” under the column “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” for the amounts named executive officers were eligible to earn in fiscal 2019. See also “— Determining the Amount of Elements of Executives’ Compensation in 2019 — Variable Pay” above for a discussion regarding our Bonus Program.

(3)
Represents company matching contributions to Fortinet’s 401(k) plan, a tax-qualified defined contribution plan.

(4)
Represents a discretionary bonus awarded to Mr. Jensen for his service as Interim Chief Financial Officer prior to his appointment as Chief Financial Officer in May 2018.

Grants of Plan-Based Awards in 2019 Table
The following table presents information concerning each grant of an award made to the named executive officers in 2019 under any plan.
Name	Type of Award	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Shares Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(2)
				Threshold ($)	Target ($)	Maximum ($)
Ken Xie	Cash	—	—	24,000	750,000	1,050,000	—	—	—	—
	RSU	2/21/2019	1/18/2019	—	—	—	48,992	—	—	4,139,334
	Stock Option	2/21/2019	1/18/2019	—	—	—	—	146,976	84.49	3,985,666
Michael Xie	Cash	—	—	8,882	277,550	388,570	—	—	—	—
	RSU	2/21/2019	1/18/2019	—	—	—	21,619	—	—	1,826,589
	Stock Option	2/21/2019	1/18/2019	—	—	—	—	64,857	84.49	1,758,779
Keith Jensen	Cash	—	—	9,901	309,400	433,160	—	—	—	—
	RSU	2/21/2019	1/18/2019	—	—	—	15,712	—	—	1,327,507
	Stock Option	2/21/2019	1/18/2019	—	—	—	—	47,136	84.49	1,278,225
John Whittle	Cash	—	—	7,738	241,800	338,520	—	—	—	—
	RSU	2/21/2019	1/18/2019	—	—	—	11,198	—	—	946,119
	Stock Option	2/21/2019	1/18/2019	—	—	—	—	33,594	84.49	910,995

(1)
Reflects threshold, target and maximum target bonus amounts for fiscal 2019 performance under the Bonus Program, as described in “Executive Compensation — Determining the Amount of Elements of Executives’ Compensation in 2019 — Variable Pay.” These amounts do not necessarily correspond to the actual value that may be received by the named executive officer.

(2)
The amounts shown represent the grant date fair value of RSUs and stock options granted during fiscal 2019, computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are set forth in note 12 to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 26, 2020. Grant date fair value is determined for financial statement reporting purposes and does not correspond to the actual value that the named executive officers will realize from the award.

Outstanding Equity Awards at 2019 Fiscal Year-End Table
The following table presents information concerning unexercised options and unvested RSUs for each named executive officer outstanding as of December 31, 2019.
Name	Grant Date(1)	Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
		Exercisable	Unexercisable
Ken Xie	2/11/2016	57,499	2,501	23.83	2/11/2023	—	—
	2/11/2016	—	—	—	—	2,500	266,900
	2/16/2017	70,833	29,167	37.24	2/16/2024	—	—
	2/16/2017	—	—	—	—	15,625	1,668,125
	2/20/2018	91,666	108,334	49.06	2/20/2025	—	—
	2/20/2018	—	—	—	—	28,125	3,002,625
	2/21/2019	—	146,976	84.49	2/21/2026	—	—
	2/21/2019	—	—	—	—	48,992	5,230,386
Michael Xie	2/11/2016	43,124	1,876	23.83	2/11/2023	—	—
	2/11/2016	—	—	—	—	2,500	266,900
	2/16/2017	42,499	17,501	37.24	2/16/2024	—	—
	2/16/2017	—	—	—	—	12,500	1,334,500
	2/20/2018	43,362	51,248	49.06	2/20/2025	—	—
	2/20/2018	—	—	—	—	15,975	1,705,491
	2/21/2019	—	64,857	84.49	2/21/2026	—	—
	2/21/2019	—	—	—	—	21,619	2,308,044
Keith Jensen	2/11/2016	1,459	417	23.83	2/11/2023	—	—
	2/11/2016	—	—	—	—	938	100,141
	2/16/2017	2,917	5,834	37.24	2/16/2024	—	—
	2/16/2017	—	—	—	—	6,250	667,250
	2/20/2018	5,834	21,667	49.06	2/20/2025	—	—
	2/20/2018	—	—	—	—	11,250	1,201,050
	2/21/2019	—	47,136	84.49	2/21/2026	—	—
	2/21/2019	—	—	—	—	15,712	1,677,413
John Whittle	2/11/2016	625	1,251	23.83	2/11/2023	—	—
	2/11/2016	—	—	—	—	1,875	200,175
	2/16/2017	8,749	8,751	37.24	2/16/2024	—	—
	2/16/2017	—	—	—	—	9,375	1,000,875
	2/20/2018	20,665	31,607	49.06	2/20/2025	—	—
	2/20/2018	—	—	—	—	9,850	1,051,586
	2/21/2019	—	33,594	84.49	2/21/2026	—	—
	2/21/2019	—	—	—	—	11,198	1,195,498

(1)
Reflects stock options and RSUs granted under the 2009 Plan. Unless otherwise indicated below, (i) all options granted to named executive officers vest over four years starting on February 1 of the year of grant, with 25% vesting after one year and the remainder vesting monthly thereafter, and (ii) all RSUs granted to named executive officers vest over four years starting on February 1 of the year of grant, with 25% vesting after one year and the remainder vesting quarterly thereafter.

(2)
Represents the fair market value of the shares underlying the RSUs as of December 31, 2019, based on the closing price on Nasdaq of Fortinet’s common stock on December 31, 2019, which was $106.76 per share.

2019 Option Exercises and Stock Vested Table
The following table presents information concerning amounts realized from stock option exercises and RSUs vested during fiscal 2019 for each of the named executive officers.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Ken Xie	80,000	4,394,800	46,875	3,911,413
Michael Xie	—	—	34,925	2,920,486
Keith Jensen	15,623	621,860	18,688	1,562,230
John Whittle	19,828	1,162,348	24,535	2,053,715

(1)
The value realized on exercise reflects the difference between the fair market value of Fortinet common stock at the time of exercise on the exercise date and the exercise price of the stock option. Amounts shown are presented on an aggregate basis for all exercises that occurred during 2019.

(2)
The value realized on vesting reflects the aggregate fair market value of all Fortinet common stock issued pursuant to vested RSUs during 2019.

Potential Payments Upon Termination or Change of Control
Termination or Change of Control Arrangements
On August 7, 2019, we entered into an Amended and Restated Change of Control Severance Agreement with each of our named executive officers, under which each named executive officer may receive certain payments and benefits upon certain terminations of employment, provided that the named executive officer has provided us with an executed release of claims and subject to non-solicitation and non-competition for a period of 12 months. The term of each named executive officer’s Amended and Restated Change of Control Severance Agreement expires on August 7, 2024.
Pursuant to each Amended and Restated Change of Control Agreement, if a named executive officer is terminated without Cause (as defined below) or if a named executive officer terminates the named executive officer’s employment with us for Good Reason (as defined below) prior to, or absent, a Change of Control (as defined below), or after 12 months following a Change of Control, the named executive officer will be entitled to: (i) a severance payment in an amount equal to 12 months of the named executive officer’s then-current base salary; (ii) acceleration of the unvested equity awards then held by the named executive officer that would have vested over the next 12 months; and (iii) 12 months of medical, dental and/or vision benefits for the named executive officer and/or the named executive officer’s eligible dependents.
Also pursuant to each Amended and Restated Change of Control Agreement, if a named executive officer is terminated without Cause or if a named executive officer terminates the named executive officer’s employment with us for Good Reason within 12 months following a Change of Control, the named executive officer will be entitled to: (i) a severance payment in an amount equal to 12 months of the named executive officer’s then-current base salary; (ii) acceleration of 100% of the unvested equity awards then held by the named executive officer; and (iii) 12 months of medical, dental and/or vision benefits for the named executive officer and/or the named executive officer’s eligible dependents.
In the event of acceleration of a named executive officer’s unvested equity awards, the awards will remain exercisable, to the extent applicable, following the termination for the period prescribed in the respective stock plan and agreement for each award. In the event any payment to a named executive officer is subject to the excise tax imposed by Section 4999 of the Code (as a result of a payment being classified as a “parachute payment” under Section 280G of the Code), the named executive officer will be entitled to receive such payment as would entitle the named executive officer to receive the greatest after-tax benefit of either the full payment or a lesser payment which would result in no portion of such severance benefits being subject to excise tax.
For the purpose of our Amended and Restated Change of Control Severance Agreements:
(i)
“Change of Control” generally means:

(a)
the acquisition by one person or group of persons of Fortinet securities representing 50% or more of total voting power at the time of acquisition;

(b)
a change in the composition of the Board of Directors occurring within a 12-month period, which results in fewer than a majority of the directors on the Board of Directors being incumbent directors;

(c)
the date of the consummation of a merger or consolidation between Fortinet and any other corporation that has been approved by our stockholders, other than a merger or consolidation that would result in our voting securities representing 50% or more of the total voting power immediately after such merger or consolidation, or if our stockholders approve a plan of Fortinet’s complete liquidation; or

(d)
a change in the ownership of a substantial portion of Fortinet’s assets, having a total gross fair market value equal to or more than 50% of the total fair market value of all of Fortinet’s assets immediately prior to such acquisition.

Notwithstanding the foregoing, a transaction that does not constitute a change of control event under Treasury Regulation 1.409A-3(i)(5)(v) or (vii) shall not be considered a Change of Control.
(ii)
“Cause” generally means:

(a)
an act of dishonesty by the named executive officer in connection with the named executive officer’s responsibilities as an employee that materially and adversely affects Fortinet;

(b)
the named executive officer’s conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude;

(c)
the named executive officer’s gross misconduct that materially and adversely affects Fortinet’s reputation or business; or

(d)
the named executive officer’s continued intentional refusal to perform employment duties in a material fashion that materially and adversely affects Fortinet’s reputation or business, after the named executive officer has received a written demand of performance from Fortinet that specifically sets forth the factual basis for Fortinet’s belief that the named executive officer has not substantially performed the named executive officer’s duties and the named executive officer continues to refuse to cure such non-performance within thirty days after receiving such notice.

(iii)
“Good Reason” generally means the occurrence of one of more of the following events without the named executive officer’s express written consent:

(a)
a material diminution in the named executive officer’s position or responsibilities with Fortinet;

(b)
a material reduction in the base salary of the named executive officer;

(c)
a material change in the geographic location of the named executive officer of 25 miles or more;

(d)
any material breach by Fortinet of any material provision of the Change of Control Severance Agreement; or

(e)
Fortinet’s failure to obtain the assumption of the Change of Control Severance Agreement by any successor to substantially all of Fortinet’s business and/or assets.

The named executive officer may not resign for Good Reason without first providing us with written notice of the acts or omissions constituting the grounds for “Good Reason” within 90 days of the initial existence of the grounds for Good Reason and a reasonable cure period of not less than 30 days following the date of such notice, and the named executive officer’s resignation of employment must occur no later than 30 days following the end of such 30-day cure period.
Estimated Payments upon Termination or Change in Control
The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for each of the named executive officers. Except where otherwise noted, payments and benefits are estimated assuming that the triggering event took place on the last business day of 2019, which was December 31, 2019, and the price per share of Fortinet’s common stock was the closing price on Nasdaq as of that date, which was $106.76 per share. There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, of if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.
	Qualifying Termination Not Within One Year after a Change of Control(1)			Qualifying Termination Within One Year after a Change of Control(1)
Name	Salary ($)(2)	Acceleration of Equity Vesting ($)(3)	COBRA Benefit ($)(4)	Salary ($)(2)	Acceleration of Equity Vesting ($)(5)	COBRA Benefit ($)(4)
Ken Xie	750,000	11,554,776	7,760	750,000	21,927,161	7,760
Michael Xie	427,000	6,327,363	7,760	427,000	11,388,557	7,760
Keith Jensen	442,000	3,341,890	5,386	442,000	6,385,920	5,386
John Whittle	403,000	3,801,052	7,760	403,000	6,732,112	7,760

(1)
A “Qualifying Termination” under the Change of Control Severance Agreement is an involuntary termination of employment without “Cause” or a voluntary resignation for “Good Reason,” in each case as defined above.

(2)
The severance amount related to base salary was determined based on base salaries in effect on December 31, 2019, the last business day of 2019.

(3)
The value is calculated by multiplying (i) the number of the named executive officer’s unvested shares that would have vested over the 12 months after December 31, 2019 by (ii)(a) the difference between $106.76 (the per share closing stock price on December 31, 2019) and the exercise price for stock options or (b) $106.76 for RSUs.

(4)
The value represents the total value for reimbursement for insurance premium expenses incurred for group health insurance continuation coverage under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, for a period of up to 12 months.

(5)
The value is calculated by multiplying (i) the number of the named executive officer’s total unvested shares by (ii)(a) the difference between $106.76 (the per share closing stock price on December 31, 2019) and the exercise price for stock options or (b) $106.76 for RSUs.

CEO Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation our Chief Executive Officer, Mr. Ken Xie (our “CEO”), and the annual total compensation of the median employee of our company, excluding our CEO. For 2019:
•
the annual total compensation of our median employee was $122,329;

•
the annual total compensation of our CEO as disclosed in the 2019 Summary Compensation Table was $9,629,923; and

•
the ratio of the annual total compensation of our CEO to the median of the annual total compensation of our employees was 79 to 1. This ratio is a reasonable estimate calculated in a manner consistent with SEC rules.

For purposes of calculating the pay ratio for 2019, we elected to use as our median employee the same individual that we originally identified as our median employee for 2018 because there was no change to our employee population or compensation arrangements that we reasonably believed would significantly impact our pay ratio disclosure. However, in 2019 there was a change in circumstances of the employee identified as the median employee for 2018 that we reasonably believed would result in a significant change in our pay ratio disclosure. Accordingly, as permitted by SEC rules, we have elected to use another employee, whose 2018 compensation was substantially similar to the original median employee’s 2018 compensation based on the same consistently applied compensation measure used to select the original median employee, as our median employee for 2019.
For a description of our methodology for identifying the median employee, see “CEO Pay Ratio Disclosure” on page 51 of our definitive proxy statement filed with the SEC on April 30, 2019.
We then calculated the annual total compensation for this individual using the same methodology we use to calculate the amount reported for our CEO in the “Total” column of the 2019 Summary Compensation Table as set forth in this proxy statement.
Because SEC rules for identifying the median of the annual total compensation of all employees allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their employee population and compensation practices, the pay ratio reported by other companies may not be comparable to our pay ratio, as other companies have different employee populations and compensation practices and may have used different methodologies, exclusions, estimates and assumptions in calculating their pay ratios. As explained by the SEC when it adopted these rules, the rule was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow stockholders to better understand and assess each particular company’s compensation practices and pay ratio disclosures.
Compensation of Directors
Director Compensation Table for 2019
The following table provides information concerning the compensation earned by each of our non-employee directors for service on the Board of Directors in fiscal 2019. Messrs. Ken Xie and Michael Xie, who are employees of Fortinet, do not receive additional compensation for their services as directors. Ms. Ducourty is not listed in the table below because she joined the Board of Directors in April 2020.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Ming Hsieh(3)	68,897	261,607	330,504
Jean Hu(4)	11,645	213,456	225,101
Gary Locke(5)	70,000	261,607	331,607
William H. Neukom(6)	75,452	261,607	337,059
Christopher B. Paisley(7)	81,130	261,607	342,737
Judith Sim(8)	71,676	261,607	333,283

(1)
Reflects fees earned or paid in cash for services rendered in the last fiscal year.

(2)
The amounts shown represent the aggregate grant date fair value of the RSU award made to each director during the year, computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are set forth in note 12 to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 26, 2020. The grant date fair value of these awards is determined for financial statement reporting purposes and does not correspond to the actual value that the directors will receive from the awards.

(3)
As of December 31, 2019, Mr. Hsieh held 1,633 RSUs, 816 of which vested on March 31, 2020 and the remainder of which will vest in full on June 18, 2020, so long as Mr. Hsieh is a member of the Board of Directors on such date.

(4)
Ms. Hu joined the Board of Directors in October 2019. As of December 31, 2019, Ms. Hu held 2,132 RSUs, all of which will vest in full on June 18, 2020, so long as Ms. Hu is a member of the Board of Directors on such date.

(5)
As of December 31, 2019, Mr. Locke held 1,633 RSUs, 816 of which vested on March 31, 2020 and the remainder of which will vest in full on June 18, 2020, so long as Mr. Locke is a member of the Board of Directors on such date.

(6)
As of December 31, 2019, Mr. Neukom held 1,633 RSUs, 816 of which vested on March 31, 2020 and the remainder of which will vest in full on June 18, 2020, so long as Mr. Neukom is a member of the Board of Directors on such date.

(7)
As of December 31, 2019, Mr. Paisley held 1,633 RSUs, 816 of which vested on March 31, 2020 and the remainder of which will vest in full on June 18, 2020, so long as Mr. Paisley is a member of the Board of Directors on such date.

(8)
As of December 31, 2019, Ms. Sim held 1,633 RSUs, 816 of which vested on March 31, 2020 and the remainder of which will vest in full on June 18, 2020, so long as Ms. Hu is a member of the Board of Directors on such date.

Standard Director Compensation Arrangements
Following a review by Compensia of our annual cash retainer policy and equity award grant policy for non-employee directors, in July 2019, the Human Resources Committee recommended, and the Board of Directors approved, various changes to our cash retainer policy and equity award grant policy for non-employee directors. In accordance with our annual cash retainer policy and equity award grant policy applicable to non-employee directors, each non-employee director is entitled to receive the following compensation for service on the Board of Directors:
•
an annual cash retainer for serving on the Board of Directors of $45,000, paid quarterly, in addition to the annual cash retainer for service on the committees of the Board of Directors as discussed below;

•
an annual cash retainer for serving as lead independent director of the Board of Directors of $25,000, paid quarterly;

•
an annual cash retainer for serving in a non-chairperson position on the (i) Audit Committee of $12,000, (ii) Human Resources Committee of $10,000 and (iii) Governance Committee of $6,000;

•
an annual cash retainer of (i) $27,500 for serving as the chairperson of the Audit Committee, (ii) $20,000 for serving as the chairperson of the Human Resources Committee and (iii) $15,000 for serving as the chairperson of the Governance Committee;

•
after completion of each full year of service, an annual “refresh” grant of a number of RSUs based on a total grant value equal to the peer 50th percentile per Compensia’s director compensation analysis (which for 2019 was $250,000), vesting quarterly on the last day of each quarter and with the final installment vesting on the earlier of the last day of the second quarter and the day prior to the next annual meeting of stockholders; and

•
for newly appointed non-employee directors, an initial grant of a number of RSUs based on a total grant value equal to the then-applicable refresh grant amount, pro-rated based on the projected days from the directors appointment date through the next annual meeting of stockholders, vesting in full on the day prior to the next annual meeting of stockholders.

Prior to July 2019, no initial grant of RSUs was provided to newly appointed non-employee directors. The grant value equal to the peer 50th percentile per Compensia’s director compensation analysis was $230,000 for 2018. Additionally, the annual cash retainers for serving in non-chairperson positions on the

Audit Committee and Governance Committee were $10,000 and $5,000, respectively, and the annual cash retainer of for serving as the chairperson of the Audit Committee was $25,000. Otherwise, the compensation described above remained unchanged from the date of the 2019 Annual Meeting.
Non-Employee Director Stock Ownership Guidelines
In July 2019, the Human Resources Committee adopted Stock Ownership Guidelines for our non-employee directors (the “Stock Ownership Guidelines”). The Stock Ownership Guidelines are designed to further align the interests of our non-employee directors with those of our stockholders by requiring each non-employee director to maintain a certain financial stake in our company.
Under the Stock Ownership Guidelines, each non-employee director is required to hold a number of shares of our common stock having a market value equal to at least five times such non-employee director’s annual base retainer (excluding fees paid for serving as the Lead Independent Director, Chairperson of the Board of Director or Chairperson or a member of a committee of the Board of Directors). Each non-employee director is required to acquire, and thereafter maintain, this minimum level of ownership by the end of the calendar year following such non-employee director’s fourth anniversary (or, if later, four years following the effective date of the Stock Ownership Guidelines).
Shares of our common stock that are beneficially owned by a non-employee director in the following forms are including in determining compliance with the Stock Ownership Guidelines: (i) shares owned by a non-employee director or their immediate family members residing in the same household; (ii) shares held in trust for the benefit of a non-employee director or their immediate family members residing in the same household; (iii) shares owned by a partnership, limited liability company or other entity to the extent of a non-employee director’s interest therein (or the interest therein of their immediate family members residing in the same household) and to the extent the non-employee director has or shares power to vote or dispose of the shares; (iv) vested and unexercised stock options; (v) vested RSUs and PSUs; (vi) other shares acquired through the 2009 Plan or other equity-based compensation plans; and (vii) shares owned in a 401(k) accounts.
Exceptions to the Stock Ownership Guidelines may be made for a particular non-employee director if the Human Resources Committee determines that the non-employee director would incur a hardship by complying with the Stock Ownership Guidelines. Failure to meet, or in unique circumstances, to show sustained progress toward meeting the Stock Ownership Guidelines may be a factor considered by the Human Resources Committee in determining future long-term incentive equity grants and/or appropriate levels of compensation.
Termination or Change of Control Arrangements
We have entered into change of control agreements with each of our non-employee directors. These agreements provide that, upon a Change of Control, 100% of the outstanding and unvested equity awards held by such directors will immediately vest in full.
“Change of Control” in our change of control agreements with our non-employee directors has the same meaning as used in our Change of Control Severance Agreements with the named executive officers. See “— Potential Payments Upon Termination or Change of Control — Termination or Change of Control Arrangements.”
Other Arrangements
While our non-employee directors are not typically paid or reimbursed for travel, lodging and related expenses associated with attending meetings of the Board of Directors or committees of the Board of Directors and for participating in activities related to service on the Board of Directors, we have from time-to-time paid or reimbursed our non-employee directors for reasonable expenses associated with attendance at meetings of the Board of Directors or committees of the Board of Directors.
Equity Compensation Plan Information
We currently maintain the 2009 Plan, which provides for the issuance of shares of our common stock to our officers and other employees, directors and consultants and which has been approved by our stockholders. The Board of Directors voluntarily determined to terminate our 2011 Employee Stock Purchase Plan, effective February 2019.
The following table summarizes the number of outstanding options and rights and number of securities remaining available for future issuance under our equity compensation plans as of December 31, 2019.
	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price per share of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
Equity compensation plans approved by security holders	8,801,885	$50.3716(1)	13,442,207(2)
Equity compensation plans not approved by security holders	—	N/A	—
Total	8,801,885	$50.3716	13,442,207

(1)
The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, which have no exercise price.

(2)
Includes 13,442,207 shares of common stock available for issuance under the 2009 Plan, which was the only equity compensation plan that we maintained as of December 31, 2019.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related-Person Transactions
Indemnification of Officers and Directors
Our amended and restated certificate of incorporation and amended and restated bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with each of our directors and executive officers.
Review of Related-Person Transactions
In accordance with its charter, the Audit Committee is responsible for approving and overseeing any related-person transaction. We intend to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates are approved by the Audit Committee on terms no less favorable to us than those that we could obtain from unaffiliated third parties.
For purposes of these procedures, the terms “related person” and “transaction” have the meanings contained in Item 404 of Regulation S-K.
The individuals and entities that are considered “related persons” include:
•
Directors, nominees for director and executive officers of Fortinet;

•
Any person known to be the beneficial owner of more than five percent of Fortinet’s common stock (a “5% Stockholder”); and

•
Any immediate family member, as defined in Item 404(a) of Regulation S-K, of a director, nominee for director, executive officer and 5% Stockholder.

OWNERSHIP OF SECURITIES
The following table sets forth certain information regarding the beneficial ownership of Fortinet’s common stock, as of March 31, 2020, for the following:
•
each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of the outstanding shares of our common stock;

•
each of our non-employee directors and nominees;

•
each of our executive officers named in the Summary Compensation Table of this proxy statement; and

•
all directors and current executive officers of Fortinet as a group.

5% Stockholders, Directors, Director Nominees and Officers(1)	Shares Beneficially Owned (#)(2)	Percentage Beneficially Owned (%)(2)
5% Stockholders:
The Vanguard Group(3)	17,388,254	10.7
BlackRock, Inc.(4)	10,831,626	6.7
Non-Employee Directors and Nominees:
Ming Hsieh	6,857	*
Jean Hu	—	*
Gary Locke(5)	31,857	*
William H. Neukom	53,478	*
Christopher B. Paisley	76,978	*
Judith Sim	24,357	*
Named Executive Officers:
Ken Xie(6)	15,120,788	9.3
Michael Xie(7)	14,206,370	8.7
Keith Jensen(8)	12,802	*
John Whittle(9)	40,058	*
All directors and current executive officers as a group (11 persons)(10)	29,573,545	18.2

*
Represents less than 1% of the total.

(1)
Unless otherwise indicated in the table, the address for each listed person is c/o Fortinet, Inc., 899 Kifer Road, Sunnyvale, California 94086. Kelly Ducourty became a director on April 17, 2020 and is not included in the table.

(2)
The number and percentage of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of March 31, 2020, through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with such person’s spouse) with respect to the shares shown as beneficially owned. Percentage beneficially owned is based on 162,640,800 shares of common stock outstanding on March 31, 2020.

(3)
Based solely on information reported by The Vanguard Group (“Vanguard”) on Schedule 13G/A filed with the SEC on February 12, 2020. Vanguard reported beneficial ownership of 17,388,254 shares, including 220,116 shares over which it has sole voting power and 17,138,442 shares over which it has sole dispositive power. The address of Vanguard is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(4)
Based solely on information reported by BlackRock, Inc. (“BlackRock”) on Schedule 13G/A filed with the SEC on February 5, 2020. BlackRock reported beneficial ownership of 10,831,626 shares, including 9,341,122 shares over which it has sole voting power and 10,831,626 shares over which it has sole dispositive power. The address of BlackRock is 55 East 52nd Street, New York, New York 10055.

(5)
Mr. Locke’s term as a director will end at the 2020 Annual Meeting.

(6)
Includes (i) 12,534,189 shares held of record by Mr. Ken Xie; and (ii) 2,277,610 shares held by the Xie Foundation, a non-profit entity for which Mr. Ken Xie serves as co-president and a director. Mr. Ken Xie has no pecuniary interest in and disclaims beneficial ownership of the shares held by the Xie Foundation. Also includes (i) 299,677 shares issuable upon the exercise of stock options held by Mr. Ken Xie that are exercisable within 60 days of March 31, 2020; and (ii) 9,312 shares issuable upon the settlement of RSUs that will vest within 60 days of March 31, 2020.

(7)
Includes (i) 6,166,000 shares held of record by Mr. Michael Xie; (ii) 1,991,686 shares held by the 2010 K.A. Family Trust dated May 3, 2010, for which Mr. Michael Xie serves as a trustee; (iii) 3,598,214 shares held by the K.A. Children’s Trust dated February 9, 2011, for which Mr. Michael Xie serves as a trustee; and (iv) 2,277,610 shares held by the Xie Foundation, a non-profit entity for which Mr. Michael Xie serves as co-president and a director. Mr. Michael Xie has no pecuniary interest in and disclaims beneficial ownership of the shares held by the Xie Foundation. Also includes (i) 167,234 shares issuable upon the exercise of stock options held by Mr. Michael Xie that are exercisable within 60 days of March 31, 2020; and (ii) 5,626 shares issuable upon the settlement of RSUs that will vest within 60 days of March 31, 2020.

(8)
Includes (i) 2,627 shares held of record by Mr. Jensen; (ii) 6,693 shares issuable upon the exercise of stock options held by Mr. Jensen that are exercisable within 60 days of March 31, 2020; and (iii) 3,482 shares issuable upon the settlement of RSUs held by Mr. Jensen that will vest within 60 days of March 31, 2020.

(9)
Includes (i) 1,269 shares held of record by Mr. Whittle; (ii) 35,120 shares issuable upon the exercise of stock options held by Mr. Whittle that are exercisable within 60 days of March 31, 2020; and (iii) 3,669 shares issuable upon the settlement of RSUs that will vest within 60 days of March 31, 2020.

(10)
Includes (i) 29,038,652 shares held by the current directors and executive officers; (ii) 508,724 shares issuable upon the exercise of stock options held by the current directors and executive officers that are exercisable within 60 days of March 31, 2020; and (iii) 26,169 shares issuable upon the settlement of RSUs held by the current directors and executive officers that will vest within 60 days of March 31, 2020.

AUDIT COMMITTEE REPORT
The Audit Committee assists the Board of Directors in fulfilling its responsibilities for oversight of the integrity of Fortinet’s financial statements, our internal accounting and financial controls, our compliance with legal and regulatory requirements and the qualifications, independence and performance of our independent registered public accounting firm.
The management of Fortinet is responsible for establishing and maintaining internal controls and for preparing Fortinet’s consolidated financial statements. The independent registered public accounting firm is responsible for auditing the financial statements. It is the responsibility of the Audit Committee to oversee these activities.
The Audit Committee has:
•
Reviewed and discussed the audited financial statements with Fortinet management and with Deloitte & Touche LLP, Fortinet’s independent registered public accounting firm;

•
Discussed with Deloitte & Touche LLP the matters required to be discussed by the Auditing Standard No. 1301 adopted by the Public Company Accounting Oversight Board regarding “Communication with Audit Committees”; and

•
Received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP its independence.

Based upon these discussions and review, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Fortinet’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the United States Securities and Exchange Commission.
Respectfully submitted by the members of the Audit Committee of the Board of Directors
Christopher B. Paisley (Chairperson)
Ming Hsieh
Jean Hu

OTHER MATTERS
Fortinet knows of no other matters to be submitted at the 2020 Annual Meeting. If any other matters properly come before the 2020 Annual Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.
It is important that your shares be represented at the 2020 Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as instructed in the Notice, via the internet or by telephone as promptly as possible to ensure your vote is recorded.
THE BOARD OF DIRECTORS
Sunnyvale, California
April 28, 2020

Fortinet, Inc.

VOTE

Your vote matters – here's how to vote!

Votes submitted electronically must be received by 11:59 p.m. Eastern Time on June 18, 2020

Online
Go to **www.envisionreports.com/FTNT** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Annual Meeting Proxy Card

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	For	Against		For	Against		For	Against
01 - Ken Xie	☐	☐	02 - Michael Xie	☐	☐	03 - Kelly Ducourty	☐	☐
04 - Jean Hu	☐	☐	05 - Ming Hsieh	☐	☐	06 - William Neukom	☐	☐
07 - Christopher B. Paisley	☐	☐	08 - Judith Sim	☐	☐			

1 U P X

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0393DB

01 - Ken Xie04 - Jean Hu07 - Christopher B. Paisley02 - Michael Xie05 - Ming Hsieh08 - Judith Sim03 - Kelly Ducourty06 - William NeukomFor Against For Against For Against1 U P XFortinet, Inc.Using a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.0393DB++Proposals — The Board of Directors Recommends a Vote “FOR” each of the Nominees listed in Proposal 1, “FOR” Proposals 2 and 3, andA “AGAINST” Proposals 4 and 5.2. To ratify the appointment of Deloitte & Touche LLP as Fortinet’sindependent registered accounting firm for the fiscal yearending December 31, 2020.3. Advisory vote to approve named executive officercompensation, as disclosed in the proxy statement.1. To elect eight directors to serve for a term of one year until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified.Nominees:For Against AbstainNOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below4. Stockholder proposal to allow stockholders to act bywritten consent.5. Stockholder proposal for Fortinet to publish an annual reportassessing Fortinet’s diversity and inclusion efforts.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qAnnual Meeting Proxy CardFor Against AbstainYou may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/FTNT orscan the QR code — login details arelocated in the shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/FTNTPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaVotes submitted electronically must bereceived by 11:59 p.m. Eastern Time onJune 18, 2020Your vote matters – here’s how to vote!

Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.envisionreports.com/FTNTAnnual Meeting of Stockholders to be Held on June 19, 2020THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FORTINET, INC.The undersigned hereby appoints Ken Xie and John Whittle, and each of them, with power to act without the other and with power of substitution, asproxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Fortinet, Inc. common stockwhich the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting ofStockholders of Fortinet, Inc. to be held June 19, 2020 or at any adjournment or postponement thereof, with all powers which the undersigned would possessif present at the Annual Meeting.In light of the COVID-19 pandemic, Fortinet may impose additional procedures or limitations on meeting attendees (beyond those described in the proxystatement) or may decide to hold the 2020 Annual Meeting in a different location or solely by means of remote communication (i.e. a virtual-only 2020 AnnualMeeting). Fortinet plans to announce any such updates through a press release and file the announcement as definitive additional soliciting material on theSecurities and Exchange Commission’s EDGAR website. Fortinet encourages you to check Fortinet’s website and the SEC’s EDGAR website prior to the 2020Annual Meeting if you plan to attend.THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1, “FOR”PROPOSALS 2 AND 3, AND “AGAINST” PROPOSALS 4 AND 5.(Continued and to be marked, dated and signed, on the other side)Proxy — FORTINET, INC.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qC Non-Voting Items++Change of Address — Please print new address below. Comments — Please print your comments below. Meeting AttendanceMark box to the right ifyou plan to attend theAnnual Meeting.Important notice regarding the Internet availability of proxy materials for the 2020 Annual Meeting of Stockholders.The Proxy Statement and the 2019 Annual Report are available at: http://www.envisionreports.com/FTNT